UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2011

Structured International Equity Funds
Structured Emerging Markets Equity
Structured International Equity
Structured International Small Cap

Goldman Sachs Structured International Equity Funds

■	STRUCTURED EMERGING MARKETS EQUITY

■	STRUCTURED INTERNATIONAL EQUITY

■	STRUCTURED INTERNATIONAL SMALL CAP

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	24

Financial Statements	48

Financial Highlights	52

Notes to the Financial Statements	58

Report of Independent Registered Public Accounting Firm	73

Other Information	74

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging markets securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small capitalization non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities of small-and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity Investment Process

■	Comprehensive — We forecast returns on approximately 10,000 stocks, 18 countries and 9 currencies on a daily basis.

■	Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking intentional country bets and many small diversified stock positions.

Enhancements Made to Proprietary Quantitative Model During the One-Year Period Ended October 31, 2011

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2011. During the fourth quarter of 2010, we extended our risk model enhancements to the Far East region.

During the first quarter of 2011, we implemented two major enhancements to our Japan, Europe and United Kingdom stock selection models and process. First, we made an improvement to our quantitative portfolio construction methodology that we believe can enable us to tailor trading to reflect the diverse spectrum of factor speeds. In our opinion, the selection of appropriate implementation speeds for each factor can potentially improve portfolio performance. The enhancement was made to improve exposure to virtually all factors. Second, we enhanced the diversification of our factor set by adding new factors across our investment themes. These factors tend to overweight stocks with three general features: strong and stable growth prospects; lower risk of financial distress, which are also inexpensive; and attractive buyout opportunities. We believe these enhancements will add value to our process over different parts of an economic cycle and will also allow us to incorporate tactical elements across and within sectors over time. We implemented similar enhancements in our Oceania and emerging markets models in the third quarter of 2011.

During the third quarter of 2011, we implemented two enhancements to our country/ currency selection models. We increased these models’ reliance on forward looking information and we increased the speed at which our models incorporate changes in the market. We also added a risk driven flow factor to our currency selection model.

MARKET REVIEW

Goldman Sachs Structured International Equity Funds

Market Review

Overall, global stock markets declined during the 12-month period ended October 31, 2011 (the “Reporting Period”). The Reporting Period was characterized by dramatic ups and downs as views on the European sovereign debt crisis and the state of the global economy shifted.

The first months of the Reporting Period generally reflected bullish investor sentiment on a global economic recovery. In anticipation of growing demand, commodity prices overall rose. Copper futures prices in December 2010 surpassed previous peak levels in 2006, while oil prices climbed back over $90 per barrel, a high for the calendar year and a level not seen since late 2008. As a result, the materials and energy sectors made strong gains. The trend continued into the beginning of 2011, with oil prices, measured by the Brent Crude Index, reaching almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across the North Africa and Middle East region.

Rising inflation levels and geopolitical concerns weighed on the emerging equity markets at the beginning of 2011. However, most emerging equity markets rebounded sharply in March, aided by strong local currencies. Meanwhile, beginning in March, investor enthusiasm in the international developed equity markets began to wane, as the European sovereign debt crisis took a turn for the worse following an inconclusive Eurozone summit, a further downgrade of Portugal’s debt by Standard & Poor’s to BBB-, and news that Greece had failed to meet its deficit targets. In addition, the Japanese equity market suffered a sharp decline in March following the devastating earthquake and tsunami that caused a nuclear power crisis in the country. Also in the month of March, Japanese production suffered its greatest fall since 1953 (when records were first kept), and supply chains around the world were heavily disrupted. As a result of this weaker economic data, the Bank of Japan reduced its growth forecast for the fiscal year by a percentage point to 0.6%. Brent crude oil prices peaked at $126 per barrel in April 2011 and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown dominated performance in the international developed equity markets and the emerging equity markets during the second half of the Reporting Period. Prospects of a default by Greece and the lack of agreement on a solution amongst European leaders weighed heavily on European markets. Asian equity markets, with strong trading ties to the U.S., were particularly affected during the Reporting Period by the U.S. political standoff over raising its debt ceiling to avoid default, Standard & Poor’s subsequent historic downgrade of U.S. debt from AAA, and the U.S. Federal Reserve Board’s September 2011 announcement of a plan for additional monetary easing that further fueled concerns over the economic outlook. Indeed, weakness in the third calendar quarter was broad-based and pushed many international developed equity markets and emerging equity markets into negative territory for the 2011 year-to-date through September 30. Expectations of weaker demand from a slowing global economy drove many commodity prices down, including that of oil, which declined to $79.20 per barrel — its lowest close since the end of September 2010. As a result, the materials and energy sectors declined, and more defensive sectors, such as consumer staples and telecommunication services, fared significantly better than cyclical, economically-sensitive sectors. Financials stocks, particularly banks, were heavily penalized for the sovereign debt issues in Europe and the U.S.

MARKET REVIEW

Following the steep declines of the third calendar quarter, international developed market equities and emerging markets equities rallied back forcefully in October, largely on optimism that European leaders would work out a solution to the sovereign debt crisis at a summit late in the month. In fact, the outcome of the summit was an agreement to 1) have private sector Greek bondholders accept a 50% write-down; 2) further shore up European banks’ capital; and 3) expand the scope of the European Financial Stability Facility (EFSF). (The EFSF was created by the euro-area member states following the decisions taken on May 9, 2010. The EFSF’s mandate is to safeguard financial stability in Europe by providing financial assistance to euro-area member states.) On October 31, however, Greek Prime Minister George Papandreou shocked other European leaders and the financial markets by calling for a popular referendum on the debt plan proposal, which could threaten the agreement.

Emerging markets equities also received a boost in October when Brazil cut interest rates again, ahead of slower economic growth conditions there. Investors anticipated that emerging market central banks elsewhere might hold or cut interest rates as well. News from China further supported this view, as the latest inflation data released showed a slight moderation to 6.1% in August, fueling optimism that inflation in China may have peaked in July.

International Equity

The MSCI EAFE Index (unhedged and net of dividend withholding taxes) fell 4.08%* during the Reporting Period. Sixteen of the 22 countries in the MSCI EAFE Index were down for the Reporting Period, with Greece (-59.44%) and Austria (-24.52%) posting the largest losses. France (-14.04%) was the largest detractor on the basis of impact, which takes both weightings and total returns into account.

Six of the 10 sectors in the MSCI EAFE Index (unhedged and net of dividend withholding taxes) posted negative results for the Reporting Period, with utilities (-16.47%) and financials (-13.79%) declining the most. The financials sector was the largest detractor from MSCI EAFE Index returns on the basis of impact.

Emerging Markets Equity

The MSCI Emerging Markets Index (net, unhedged) declined 7.72% during the Reporting Period. All 21 countries in the MSCI Emerging Markets Index (net, unhedged) were down for the Reporting Period, with Hungary (-40.20%) and Egypt (-38.34%) recording the largest losses. China (-26.68%) was the largest detractor on the basis of impact, which takes both weightings and total returns into account.

Eight of the 10 sectors in the MSCI Emerging Markets Index (net, unhedged) were negative for the Reporting Period, with industrials (-16.93%) and financials (-15.26%) losing the most ground. The financials sector was the largest detractor from MSCI Emerging Markets Index returns on the basis of impact.

MARKET REVIEW

International Small Cap Equity

The MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) dropped 2.46% during the Reporting Period. Nineteen of the 24 countries in the MSCI EAFE Small Cap Index were down for the Reporting Period, with Greece (-55.08%) and Portugal (-42.50%) recording the largest losses. Hong Kong (-15.60%) was the largest detractor on the basis of impact, which takes both weightings and total returns into account.

Seven of the 10 sectors in the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) posted negative results for the Reporting Period, with energy (-9.19% ) and information technology (-6.72%) declining the most. The financials (-5.57%) sector was the largest detractor from MSCI EAFE Small Cap Index returns on the basis of impact.

Looking Ahead

In our opinion, and relative to each other, less expensive stocks should continue to outpace more expensive stocks. We expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting factors, and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -8.58%, -9.23, -8.19% and -8.54%, respectively. These returns compare to the -7.72% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

Our country/currency selection strategy detracted from the Fund’s relative performance during the Reporting Period. Contributing positively was our stock selection strategy, which uses stock selection models based on five investment themes. We use these investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	During the Reporting Period, our bottom-up stock selection strategy and four of its five investment themes enhanced the Fund’s relative performance.

Profitability, which assesses whether a company is earning more than its cost of capital, contributed the most to relative returns. Momentum, Sentiment and Quality also added value. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Our Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Valuation detracted from the Fund’s relative performance during the Reporting Period. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Stock picks in materials, information technology and consumer staples added to the Fund’s relative results during the Reporting Period. The Fund benefited from overweighted positions in KGHM Polska Miedz, a Poland-based copper and silver producer; MMC Norilsk Nickel, a Russian producer of nickel and palladium; and Hyundai Motor, a South Korean automaker. The Fund was overweight KGHM Polska Miedz because of our positive views on Profitability and Sentiment, while the overweight in MMC Norilsk Nickel was adopted as a result of our positive views on Momentum. Our positive views on Profitability and Quality led to the Fund’s overweight in Hyundai Motor.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in the financials, energy and telecommunication services sectors hampered the Fund’s relative performance. Detracting were the Fund’s overweighted positions in Bank of China, a state-owned bank in the People’s Republic of China; Talaat Moustafa Group, an Egyptian conglomerate; and Turkiye Is Bankasi, a Turkish bank. We chose to overweight Bank of China and Turkiye Is Bankasi because of our positive views on Profitability and Valuation. The Fund was overweight Talaat Moustafa Group as a result of our positive views on Momentum and Valuation.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy detracted from the Fund’s relative results during the Reporting Period. The Fund’s performance was hampered by overweighted positions compared to the Index in Egypt and Hungary. An underweighted position relative to the Index in Taiwan also detracted from relative performance. On the positive side, an overweighted position in Indonesia enhanced the Fund’s relative returns as did underweighted positions in Brazil and India.

We made our picks using our proprietary models, which are based on six investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows, Macro and Visibility. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum theme favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s interest rate environment and growth prospects. Finally, Visibility evaluates which markets are drawing the attention of technical traders.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	We increased the Fund’s weightings compared to the Index in India, Taiwan and Malaysia during the Reporting Period and decreased its weightings in Korea, Indonesia and Poland.

Q	What were the Fund’s sector and country weightings relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, energy and consumer staples sectors relative to the Index, adjusted according to our country views. The Fund was underweight the materials, financials, information technology, telecommunication services, utilities and health care sectors. It was relatively neutral compared to the Index in the industrials sector.

In terms of countries, the Fund was overweight India, Mexico, Indonesia, Malaysia, Poland, Russia, the Philippines and Chile relative to the Index at the end of the Reporting Period. The Fund was underweight South Africa, Taiwan, Thailand, South Korea, Turkey, Colombia and Peru. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Chile, Hungary, the Czech Republic, Egypt, China, Brazil and Morocco.

FUND BASICS

Structured Emerging Markets Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–October 31, 2011	(based on NAV)[1]	MSCI EMF Index[2]

Class A	-8.58%	-7.72%
Class C	-9.23	-7.72
Institutional	-8.19	-7.72
Class IR	-8.54	-7.72

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Index (the “MSCI EMF Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 30, 2011, the MSCI EMF Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	-19.57%	-8.59%	10/5/07
Class C	-16.42	-7.86	10/5/07
Institutional	-14.64	-6.91	10/5/07
Class IR	-15.00	-5.05	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.70%
Class C	2.20	2.45
Institutional	1.05	1.30
Class IR	1.20	1.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	3.9%	Semiconductors & Semiconductor Equipment	South Korea
Vale SA Preference A Shares	2.9	Materials	Brazil
PetroChina Co. Ltd. Class H	2.7	Energy	China
Hyundai Motor Co.	2.6	Automobiles & Components	South Korea
OAO Lukoil ADR	2.5	Energy	Russia
Asustek Computer, Inc.	2.4	Technology Hardware & Equipment	Taiwan
Telefonica Brasil SA ADR	2.2	Telecommunication Services	Brazil
OAO Gazprom ADR	2.1	Energy	Russia
Banco do Brasil SA	2.1	Banks	Brazil
China Construction Bank Corp. Class H	2.0	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets (Net) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	-8.58%	-4.28%
Including sales charges	-13.62%	-5.60%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	-9.23%	-4.86%
Including contingent deferred sales charges	-10.14%	-4.86%

Institutional Shares (Commenced October 5, 2007)	-8.19%	-3.88%

Class IR (Commenced August 31, 2010)	-8.54%	6.02%

PORTFOLIO RESULTS

Structured International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -9.87%, -10.52%, -10.50%, -9.52%, -9.91%, -9.58% and -9.99%, respectively. These returns compare to the -4.08% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection strategy detracted from the Fund’s relative performance. Our bottom-up stock selection strategy, which uses stock selection based on six investment themes, provided mixed results. We use these six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes generated mixed results during the Reporting Period. Management, which assesses the characteristics, policies and strategic decisions of company management, was the Fund’s weakest performing theme. Quality also detracted, though to a lesser extent. Our Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Momentum was our best-performing theme. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Profitability, which assesses whether a company is earning more than its cost of capital, also contributed positively to relative performance. Sentiment and Valuation also added value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Stock selection in the financials, energy and utilities sectors added to the Fund’s relative results during the Reporting Period. The Fund benefited from overweighted positions in Solvay, a Belgian chemical company; Daito Trust Construction, which designs and builds commercial properties in Japan; and Nippon Telegraph and Telephone, a Japanese telecommunications firm. We overweighted Solvay because of our positive views on Quality and Momentum, while the overweight in Daito Trust Construction was the result of our positive views on Profitability and Management. Our positive views on Valuation and Management led us to overweight Nippon Telegraph and Telephone.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in the information technology, consumer discretionary and industrials sectors detracted from the Fund’s relative performance during the Reporting Period. Specifically, the Fund was hampered by overweights in E.ON, a German energy corporation; BNP Paribas, a French global banking group; and Thomas Cook Group, a leisure travel company. The Fund was overweight E.ON because of our positive views on Quality and Momentum. We assumed the overweight in BNP Paribas because of our positive views on Management and Profitability. The overweight in Thomas Cook Group was the result of our positive views on Valuation and Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy detracted from relative results during the Reporting Period. The Fund’s performance was dampened by underweighted positions relative to the Index in Switzerland and Australia and overweighted positions compared to the Index in France and Belgium. On the positive side, underweighted positions in Denmark and Finland contributed positively to performance versus the Index. An overweighted position in Norway also enhanced relative returns.

We made our picks using our proprietary models, which are based on five investment factors specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weightings relative to the Index in the U.K., Japan and Italy. We decreased its weightings compared to the Index in the Netherlands, Sweden and Belgium.

Q	What were the Fund’s sector and country weightings relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, utilities and consumer discretionary sectors relative to the Index, adjusted according to our country views. The Fund was underweight the financials, consumer staples, materials, information technology, industrials and health care sectors. It was relatively neutral compared to the Index in the telecommunication services sector.

In terms of countries, the Fund was overweight Germany, the U.K., Japan, Italy, France, Australia, Singapore and Hong Kong relative to the Index at the end of the Reporting Period. The Fund was underweight Australia, Switzerland, Sweden, Spain, the Netherlands, Denmark, Finland, Belgium and Norway. Compared to the Index, the Fund had a relatively neutral position in Israel, New Zealand, Ireland, Greece and Portugal at the end of the Reporting Period.

FUND BASICS

Structured International Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–October 31, 2011	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	-9.87%	-4.08%
Class B	-10.52	-4.08
Class C	-10.50	-4.08
Institutional	-9.52	-4.08
Service	-9.91	-4.08
Class IR	-9.58	-4.08
Class R	-9.99	-4.08

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested) (the “Index”) is a market capitalization-weighted composite of securities in 22 developed markets (as of May 30, 2011). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-19.01%	-6.37%	3.63%	1.12%	8/15/97
Class B	-19.23	-6.40	3.64	1.23	8/15/97
Class C	-15.89	-6.00	3.52	0.91	8/15/97
Institutional	-13.97	-4.90	4.71	2.06	8/15/97
Service	-14.42	-5.38	4.19	1.56	8/15/97
Class IR	-14.14	N/A	N/A	-11.65	11/30/07
Class R	-14.45	N/A	N/A	-12.05	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.29%
Class B	2.00	2.04
Class C	2.00	2.04
Institutional	0.85	0.89
Service	1.35	1.39
Class IR	1.00	1.04
Class R	1.50	1.54

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

AstraZeneca PLC	2.9%	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
HSBC Holdings PLC	2.8	Banks	United Kingdom
BP PLC ADR	2.7	Energy	United Kingdom
Royal Dutch Shell PLC Class A	2.0	Energy	Netherlands
Total SA	2.0	Energy	France
Vivendi SA	1.9	Telecommunication Services	France
Enel SpA	1.8	Utilities	Italy
E.ON AG	1.7	Utilities	Germany
Takeda Pharmaceutical Co. Ltd.	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Japan
Rio Tinto PLC	1.6	Materials	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at October 31, 2011. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	-9.87%	-4.12%	4.89%	2.16%
Including sales charges	-14.80%	-5.20%	4.30%	1.76%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-10.52%	-4.83%	4.32%	1.86%
Including contingent deferred sales charges	-15.00%	-5.21%	4.32%	1.86%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-10.50%	-4.80%	4.19%	1.55%
Including contingent deferred sales charges	-11.39%	-4.80%	4.19%	1.55%

Institutional Shares (Commenced August 15, 1997)	-9.52%	-3.73%	5.37%	2.70%

Service Shares (Commenced August 15, 1997)	-9.91%	-4.19%	4.86%	2.20%

Class IR (Commenced November 30, 2007)	-9.58%	n/a	n/a	-9.33%

Class R (Commenced November 30, 2007)	-9.99%	n/a	n/a	-9.75%

PORTFOLIO RESULTS

Structured International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -0.68%, -1.39%, -0.16% and -0.33%, respectively. These returns compare to the -2.46% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, our investment themes enhanced the Fund’s relative performance during the Reporting Period. Momentum, which predicts drift in stock prices caused by under-reaction to company-specific information, was our best-performing theme. Valuation and Sentiment also contributed positively to relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Our Management theme also added value, though to a lesser extent. Management assesses the characteristics, policies and strategic decisions of company management.

Profitability and Quality detracted from relative results. Profitability assesses whether a company is earning more than its cost of capital, while the Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Investments in the industrials, materials and information technology sectors added to the Fund’s relative results during the Reporting Period. The Fund benefited from overweighted positions in Drax Group, a British electrical power generation company; Arkema, a French chemical producer; and Filtrona, a U.K.-based supplier of plastic and fiber products. We overweighted Drax Group as a result of our positive views on Valuation and Profitability. The Fund was overweight Arkema because of our positive views on Valuation and Momentum. Our positive views on Sentiment and Momentum led us to overweight Filtrona.

PORTFOLIO RESULTS

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Security selection in only one sector — consumer staples — detracted from the Fund’s relative performance during the Reporting Period. The Fund was hampered by overweighted positions in Petroplus Holdings, an independent oil refiner based in the Netherlands, and in Premier Foods, a British food manufacturer. An underweighted position in Iluka Resources, an Australia-based minerals mining and processing company, also dampened relative returns. We adopted the overweights to Petroplus and Premier Foods because of our positive views on Valuation and Quality. The underweight to Iluka Resources was the result of our negative views on Profitability and Momentum.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from overweighted positions relative to the Index in U.K. and Swedish stocks and an underweighted position in Japanese stocks. Detracting from relative performance was the Fund’s underweighted allocation to Swiss stocks and its overweighted positions in Italian and Portuguese stocks compared to the Index. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings relative to the Index in Australia, Denmark and Greece and to decrease the Fund’s weightings in Austria, the U.K. and Norway.

Q	What were the Fund’s sector and country weightings relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, consumer staples, utilities, industrials and health care sectors relative to the Index, adjusted according to our country views. The Fund was underweight the financials, materials and information technology sectors. Compared to the Index, the Fund was relatively neutral in the telecommunication services and energy sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight the U.K. and underweight New Zealand relative to the Index. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Austria, Germany, Norway, Sweden, Australia, Denmark, Greece, Finland, Portugal, Switzerland, Hong Kong, Italy, Japan, Singapore, Israel, the Netherlands, Belgium, France, Spain and Ireland.

FUND BASICS

Structured International Small Cap Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2010–October 31, 2011	(based on NAV)[1]	Small Cap Index[2]

Class A	-0.68%	-2.46%
Class C	-1.39	-2.46
Institutional	-0.16	-2.46
Class IR	-0.33	-2.46

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI EAFE Small Cap (Net) Index (net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	-7.97%	-6.33%	9/28/07
Class C	-4.26	-5.66	9/28/07
Institutional	-2.17	-4.63	9/28/07
Class IR	-2.34	8.49	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.50%
Class C	2.05	2.25
Institutional	0.90	1.10
Class IR	1.05	1.25

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Drax Group PLC	1.2%	Utilities	United Kingdom
Helvetia Holding AG (Registered)	0.8	Insurance	Switzerland
KYORIN Holdings, Inc.	0.7	Pharmaceuticals, Biotechnology & Life Sciences	Japan
Western Areas NL	0.7	Materials	Australia
Saab AB Class B	0.6	Capital Goods	Sweden
Halfords Group PLC	0.6	Retailing	United Kingdom
Bilfinger Berger SE	0.6	Capital Goods	Germany
Valeo SA	0.6	Automobiles & Components	France
Draegerwerk AG & Co.	0.6	Health Care Equipment & Services	Germany
KGaA Preference Shares
Fabege AB	0.6	Real Estate	Sweden

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.9% of the Fund’s net assets as of October 31, 2011. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Small Cap (Net) Index (net of dividend withholding taxes), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Small Cap Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	-0.68%	-3.34%
Including sales charges	-6.17%	-4.66%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	-1.39%	-4.00%
Including contingent deferred sales charges	-2.38%	-4.00%

Institutional Shares (Commenced September 28, 2007)	-0.16%	-2.94%

Class IR (Commenced August 31, 2010)	-0.33%	14.28%

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 98.0%
Brazil – 14.9%
67,800	Banco Bradesco SA ADR (Banks)	$1,233,960
398,100	Banco do Brasil SA (Banks)	6,075,208
319,300	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	3,369,960
65,600	BM&FBovespa SA (Diversified Financials)	394,704
225,700	BR Malls Participacoes SA (Real Estate)	2,451,761
47,600	BR Properties SA (Real Estate)	481,032
30,900	Companhia de Saneamento de Minas Gerais (Utilities)	577,738
90,500	Cosan SA Industria e Comercio (Food, Beverage & Tobacco)	1,411,122
130,900	Petroleo Brasileiro SA ADR (Energy)	3,535,609
350,500	Petroleo Brasileiro SA Preference Shares (Energy)	4,385,205
218,100	Telefonica Brasil SA ADR (Telecommunication Services)	6,329,262
178,700	Vale SA ADR (Materials)	4,540,767
355,400	Vale SA Preference A Shares (Materials)	8,456,237

		43,242,565

Chile – 1.9%
52,500	Empresas CMPC SA (Materials)	218,111
123,288	Enersis SA ADR (Utilities)	2,420,143
39,349	ENTEL Chile SA (Telecommunication Services)	778,387
35,368	Lan Airlines SA (Transportation)	911,505
1,141,796	Ripley Corp. SA (Retailing)	1,209,192

		5,537,338

China – 13.1%
3,817,000	Agricultural Bank of China Ltd. Class H (Banks)	1,713,130
6,300	Baidu, Inc. ADR (Software & Services)*	883,134
13,530,000	Bank of China Ltd. Class H (Banks)	4,815,447
1,203,000	Bank of Communications Co. Ltd. Class H (Banks)	826,790
106,000	China Coal Energy Co. Ltd. Class H (Energy)	132,026
2,285,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	1,723,476
7,889,000	China Construction Bank Corp. Class H (Banks)	5,796,326
410,500	China Merchants Bank Co. Ltd. Class H (Banks)	828,867
794,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	646,808
346,000	China National Building Material Co. Ltd. Class H (Materials)	443,193
4,852,000	China Petroleum & Chemical Corp. Class H (Energy)	4,588,684
620,000	China Southern Airlines Co. Ltd. Class H (Transportation)*	345,997
1,571,000	Country Garden Holdings Co. Ltd. (Real Estate)	622,018
58,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	94,612
2,466,000	Evergrande Real Estate Group Ltd. (Real Estate)	1,066,468
773,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	1,049,666
928,000	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	901,748
566,000	Harbin Electric Co. Ltd. Class H (Capital Goods)	570,380
39,800	NetEase.com, Inc. ADR (Software & Services)*	1,885,326
6,104,000	PetroChina Co. Ltd. Class H (Energy)	7,924,168
476,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	660,121
674,500	Soho China Ltd. (Real Estate)	480,897

		37,999,282

Czech Republic – 0.3%
40,000	Telefonica Czech Republic AS (Telecommunication Services)	841,459

Egypt – 0.3%
304,160	Telecom Egypt Co. (Telecommunication Services)	759,220

Hong Kong – 3.4%
401,500	China Mobile Ltd. (Telecommunication Services)	3,815,993
1,786,000	China Overseas Land & Investment Ltd. (Real Estate)	3,304,797
1,208,000	Citic Pacific Ltd. (Capital Goods)	2,183,184
1,130,000	GCL-Poly Energy Holdings Ltd. (Semiconductors & Semiconductor Equipment)	364,759
477,000	KWG Property Holding Ltd. (Real Estate)	205,740

		9,874,473

Hungary – 0.4%
542,040	Magyar Telekom Telecommunications PLC (Telecommunication Services)	1,252,167

India – 10.1%
174,968	Amtek Auto Ltd. (Automobiles & Components)	455,985
86,151	Bajaj Holdings and Investment Ltd. (Diversified Financials)	1,304,742
50,546	Bank of India (Banks)	343,712
27,344	CESC Ltd. (Utilities)	154,069
57,253	Federal Bank Ltd. (Banks)	485,567
35,752	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	225,810
5,524	HDFC Bank Ltd. ADR (Banks)	174,890

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

22,801	Hero Motocorp Ltd. (Automobiles & Components)	$1,016,697
127,294	Hexaware Technologies Ltd. (Software & Services)	232,022
108,147	Housing Development & Infrastructure Ltd. (Real Estate)*	219,808
203,600	Indiabulls Financial Services Ltd. (Diversified Financials)	635,799
742,468	Indiabulls Real Estate Ltd. (Real Estate)	1,135,783
788,055	Indian Bank (Banks)	3,488,442
3,189	Infosys Ltd. ADR (Software & Services)	186,843
48,484	Jubilant Life Sciences Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	193,987
150,874	Karnataka Bank Ltd. (Banks)	276,983
108,704	McLeod Russel India Ltd. (Food, Beverage & Tobacco)	570,789
900,988	Oil & Natural Gas Corp. Ltd. (Energy)	5,118,626
8,299	Oil India Ltd. (Energy)	221,361
10,962	Patni Computer Systems Ltd. (Software & Services)*	75,394
159,453	PTC India Ltd. (Utilities)	229,558
64,910	Reliance Communications Ltd. (Telecommunication Services)	105,494
91,664	Reliance Industries Ltd. (Energy)	1,641,078
324,137	Reliance Infrastructure Ltd. (Utilities)	3,065,881
40,361	Rural Electrification Corp. Ltd. (Diversified Financials)	148,341
672,233	Satyam Computer Services Ltd. (Software & Services)*	973,098
498,082	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	581,798
1,905,913	Sterlite Industries India Ltd. (Materials)	4,984,455
16,037	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	165,059
28,531	Tech Mahindra Ltd. (Software & Services)	340,747
192,283	United Phosphorus Ltd. (Materials)	575,217

		29,328,035

Indonesia – 4.5%
4,249,000	PT Bank Negara Indonesia (Persero) Tbk (Banks)	1,904,247
3,497,000	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	2,629,218
4,625,500	PT Charoen Pokphand Indonesia Tbk (Food, Beverage & Tobacco)	1,377,426
382,000	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	226,756
8,983,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	5,274,562
2,663,500	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	1,036,770
2,183,500	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food, Beverage & Tobacco)	537,032

		12,986,011

Malaysia – 4.9%
804,300	AMMB Holdings Berhad (Diversified Financials)	1,559,214
147,200	Axiata Group Berhad (Telecommunication Services)	232,658
1,945,200	DRB-Hicom Berhad (Automobiles & Components)	1,318,953
526,100	Genting Berhad (Consumer Services)	1,832,409
2,329,900	Genting Malaysia Berhad (Consumer Services)	2,898,322
33,900	Hong Leong Financial Group Berhad (Banks)	131,211
726,000	Kulim Malaysia Berhad (Food, Beverage & Tobacco)	845,648
505,100	Malayan Banking Berhad (Banks)	1,371,308
19,600	PPB Group Berhad (Food, Beverage & Tobacco)	108,549
475,600	RHB Capital Berhad (Banks)	1,189,270
1,821,600	Telekom Malaysia Berhad (Telecommunication Services)	2,508,377
93,800	UMW Holdings Berhad (Automobiles & Components)	202,113

		14,198,032

Mexico – 7.5%
36,400	Alfa SAB de CV Class A (Capital Goods)	420,237
61,470	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	5,504,639
44,120	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	2,958,246
135,600	Gruma SAB de CV Series B (Food, Beverage & Tobacco)*	265,156
43,050	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	1,492,113
75,080	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	4,324,608
300,500	Grupo Carso SAB de CV Series A-1 (Capital Goods)	774,757
2,545	Grupo Elektra SA de CV (Retailing)	196,120
52,000	Grupo Modelo SAB de CV Series C (Food, Beverage & Tobacco)	330,799
137,940	Grupo Televisa SAB ADR (Media)	2,942,260
6,365	Industrias Penoles SAB de CV (Materials)	259,815
535,100	Inmuebles Carso SAB de CV Series B-1 (Diversified Financials)*	407,539

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Mexico – (continued)

358,900	Minera Frisco SAB de CV Series A-1 (Materials)*	$1,414,110
27,185	Telefonos de Mexico SAB de CV ADR Series L (Telecommunication Services)	425,173

		21,715,572

Philippines – 1.2%
911,100	Alliance Global Group, Inc. (Capital Goods)	223,068
610,900	Banco de Oro Unibank, Inc. (Banks)	798,154
920,600	DMCI Holdings, Inc. (Capital Goods)	830,790
483,390	Metropolitan Bank & Trust Co. (Banks)	799,321
782,700	Universal Robina Corp. (Food, Beverage & Tobacco)	858,941

		3,510,274

Poland – 2.4%
7,213	Asseco Poland SA (Software & Services)	112,747
81,846	KGHM Polska Miedz SA (Materials)	3,951,475
287,237	Netia SA (Telecommunication Services)*	488,442
47,061	PGE SA (Utilities)	289,502
269,470	Tauron Polska Energia SA (Utilities)	468,585
326,994	Telekomunikacja Polska SA (Telecommunication Services)	1,733,961

		7,044,712

Russia – 7.1%
43,156,700	Federal Hydrogenerating Co. (Utilities)	1,625,171
533,719	OAO Gazprom ADR (Energy)	6,187,064
124,431	OAO Lukoil ADR (Energy)	7,207,190
350,510	OJSC Surgutneftegas ADR (Energy)	3,031,911
4,892,484	OJSC Surgutneftegas Preference Shares (Energy)	2,461,618

		20,512,954

South Africa – 4.2%
57,287	ABSA Group Ltd. (Banks)	1,027,058
549,608	AVI Ltd. (Food, Beverage & Tobacco)	2,460,905
26,253	DataTec Ltd. (Technology Hardware & Equipment)	132,265
173,470	FirstRand Ltd. (Diversified Financials)	429,526
179,401	Gold Fields Ltd. ADR (Materials)	3,126,959
152,564	Imperial Holdings Ltd. (Retailing)	2,242,605
39,016	JSE Ltd. (Diversified Financials)	344,456
30,489	Lewis Group Ltd. (Retailing)	287,601
51,842	Liberty Holdings Ltd. (Insurance)	529,699
140,795	MMI Holdings Ltd. (Insurance)	302,110
351,820	Redefine Properties Ltd. (Real Estate)	356,257
46,015	Resilient Property Income Fund Ltd. (Real Estate)	196,451
112,583	Telkom SA Ltd. (Telecommunication Services)	432,833
19,143	Tongaat Hulett Ltd. (Food, Beverage & Tobacco)	223,140

		12,091,865

South Korea – 13.0%
1,098	AmorePacific Group (Household & Personal Products)	240,182
16,826	Daelim Industrial Co. Ltd. (Capital Goods)	1,457,703
16,216	Hanwha Chemical Corp. (Materials)	422,174
34,960	Hyundai Greenfood Co. Ltd. (Retailing)	470,208
36,814	Hyundai Motor Co. (Automobiles & Components)	7,413,914
51,523	Hyundai Motor Co. Preference Shares (Automobiles & Components)	3,395,079
7,535	Kia Motors Corp. (Automobiles & Components)	483,083
16,260	Kolon Corp. (Materials)	364,313
9,590	Korea Petrochemical Industrial Co. Ltd. (Materials)	794,842
13,780	KP Chemical Corp. (Materials)	194,388
4,350	LG Corp. (Capital Goods)	254,577
131,560	LG Uplus Corp. (Telecommunication Services)	783,494
203	Lotte Chilsung Beverage Co. Ltd. (Food, Beverage & Tobacco)	227,902
2,775	Lotte Shopping Co. Ltd. (Retailing)	995,955
450	Namyang Dairy Products Co. Ltd. (Food, Beverage & Tobacco)	317,542
23,620	S&T Dynamics Co. Ltd. (Capital Goods)	316,055
13,032	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	11,218,744
583	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	332,630
31,435	Samyang Corp. (Food, Beverage & Tobacco)	2,294,795
2,715	Sindoh Co. Ltd. (Technology Hardware & Equipment)	121,598
21,497	SK Chemicals Co. Ltd. (Materials)	1,375,272
28,467	SK Holdings Co. Ltd. (Capital Goods)	3,789,719
23,410	SK Networks Co. Ltd. (Capital Goods)	234,587
23,990	STX Offshore & Shipbuilding Co. Ltd. (Capital Goods)	334,277

		37,833,033

Taiwan – 8.4%
1,008,880	Asustek Computer, Inc. (Technology Hardware & Equipment)	7,013,921
2,808,000	China Manmade Fibers Corp. (Materials)*	994,012

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)

1,417,000	China Motor Corp. (Automobiles & Components)	$1,354,549
2,020,900	China Petrochemical Development Corp. (Materials)	2,346,890
24,252	Chinatrust Financial Holding Co. Ltd. (Banks)	15,895
563,000	Compal Electronics, Inc. (Technology Hardware & Equipment)	516,710
119,000	Farglory Land Development Co. Ltd. (Real Estate)	200,905
3,944,952	Fubon Financial Holding Co. Ltd. (Diversified Financials)	4,625,206
389,000	Grand Pacific Petrochemical (Materials)	192,096
39,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	106,914
444,167	Lien Hwa Industrial Corp. (Food, Beverage & Tobacco)	273,723
384,000	LITE-ON IT Corp. (Technology Hardware & Equipment)	359,046
1,783,880	Macronix International Co. Ltd. (Semiconductors & Semiconductor Equipment)	674,078
193,102	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	567,597
604,200	Sanyang Industry Co. Ltd. (Automobiles & Components)	358,992
2,480,000	Systex Corp. (Software & Services)	2,930,431
21,800	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	275,116
2,648,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,162,663
194,450	USI Corp. (Materials)	207,563
94,000	Yungtay Engineering Co. Ltd. (Capital Goods)	151,954

		24,328,261

Thailand – 0.2%
96,800	Airports of Thailand PCL (Transportation)	119,310
219,299	PTT Global Chemical PCL (Materials)*	467,125
22,600	Siam Makro PCL (Food & Staples Retailing)	151,839

		738,274

Turkey – 0.2%
43,650	Haci Omer Sabanci Holding AS (Diversified Financials)	148,848
395,419	Sinpas Gayrimenkul Yatirim Ortakligi AS (REIT)	281,874
47,049	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	149,230

		579,952

TOTAL COMMON STOCKS
(Cost $253,719,202)		$284,373,479

Exchange Traded Fund – 1.9%
Other – 1.9%
133,720	Vanguard MSCI Emerging Markets	$5,548,043
(Cost $5,358,348)

TOTAL INVESTMENTS – 99.9%
(Cost $259,077,550)		$289,921,522

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		402,742

NET ASSETS – 100.0%		$290,324,264

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 97.5%
Australia – 3.6%
127,140	Aquarius Platinum Ltd. (Materials)	$372,976
173,004	Australia & New Zealand Banking Group Ltd. (Banks)	3,909,272
93,590	Bendigo and Adelaide Bank Ltd. (Banks)	924,141
144,348	BHP Billiton Ltd. (Materials)	5,650,450
25,327	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	326,942
69,485	Commonwealth Bank of Australia (Banks)	3,569,449
436,019	Dexus Property Group (REIT)	387,866
70,367	Echo Entertainment Group Ltd. (Consumer Services)*	273,132
648,936	Envestra Ltd. (Utilities)	437,280
362,120	Foster’s Group Ltd. (Food, Beverage & Tobacco)	2,034,132
511,167	Goodman Fielder Ltd. (Food, Beverage & Tobacco)(a)	297,279
334,892	Incitec Pivot Ltd. (Materials)	1,213,025
55,154	Insurance Australia Group Ltd. (Insurance)	181,835
152,954	Linc Energy Ltd. (Energy)*	328,349
107,086	New Hope Corp. Ltd. (Energy)	662,893
179,369	Origin Energy Ltd. (Energy)	2,702,988
69,196	OZ Minerals Ltd. (Materials)	830,960
1,225,154	QR National Ltd. (Transportation)	4,232,887
75,371	Ramelius Resources Ltd. (Materials)	97,914
57,625	Rio Tinto Ltd. (Materials)	4,137,138
44,614	St Barbara Ltd. (Materials)*	103,364
128,747	TABCORP Holdings Ltd. (Consumer Services)	395,871
438,490	Tatts Group Ltd. (Consumer Services)	1,066,808
310,371	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	1,211,838
191,872	Western Areas NL (Materials)(a)	1,154,954
101,682	Westfield Group (REIT)	818,579
758,631	Westfield Retail Trust (REIT)	2,021,749
406,154	Westpac Banking Corp. (Banks)	9,425,311

		48,769,382

Austria – 1.4%
61,587	Erste Group Bank AG (Banks)	1,312,940
526,547	Immofinanz AG (Real Estate)*	1,728,848
53,706	Oesterreichische Post AG (Transportation)	1,619,753
224,159	OMV AG (Energy)	7,811,116
80,291	Vienna Insurance Group AG Wiener Versicherung Gruppe (Insurance)	3,366,823
95,788	Voestalpine AG (Materials)	3,291,174

		19,130,654

China – 0.2%
2,478,000	Evergrande Real Estate Group Ltd. (Real Estate)(a)	1,071,658
5,092,000	Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment)*	279,325
1,410,500	Soho China Ltd. (Real Estate)	1,005,642

		2,356,625

France – 10.3%
149,997	Alcatel-Lucent (Technology Hardware & Equipment)*	414,697
490,083	AXA SA (Insurance)	7,882,468
375,841	BNP Paribas SA (Banks)	16,783,135
85,726	Christian Dior SA (Consumer Durables & Apparel)	12,094,552
51,097	Compagnie de Saint-Gobain (Capital Goods)	2,361,576
131,997	Credit Agricole SA (Banks)	1,021,702
7,440	Fonciere Des Regions (REIT)	548,288
713,867	France Telecom SA (Telecommunication Services)	12,834,492
100,913	Lagardere SCA (Media)	2,703,281
97,077	Legrand SA (Capital Goods)	3,431,517
184,178	M6 Metropole Television SA (Media)	3,148,468
245,914	Renault SA (Automobiles & Components)	10,274,818
312,683	Societe Generale SA (Banks)	8,952,662
510,595	Total SA (Energy)	26,641,439
17,256	Unibail-Rodamco SE (REIT)	3,430,655
1,173,424	Vivendi SA (Telecommunication Services)	26,221,832

		138,745,582

Germany – 11.9%
121,940	Adidas AG (Consumer Durables & Apparel)	8,587,842
177,973	BASF SE (Materials)	12,991,291
314,343	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	20,027,422
6,148	Bayerische Motoren Werke AG (Automobiles & Components)	499,427
60,643	Beiersdorf AG (Household & Personal Products)	3,496,056
242,776	Celesio AG (Health Care Equipment & Services)	3,829,026
158,206	Daimler AG (Registered) (Automobiles & Components)	8,035,141
59,500	Deutsche Bank AG (Registered) (Diversified Financials)	2,460,239
904,584	Deutsche Post AG (Registered) (Transportation)	13,721,199
90,260	Deutsche Telekom AG (Registered) (Telecommunication Services)	1,146,675
37,471	Douglas Holding AG (Retailing)(a)	1,513,677
972,017	E.ON AG (Utilities)	23,440,174
6,460	Hannover Rueckversicherung AG (Registered) (Insurance)	318,055

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

10,645	HeidelbergCement AG (Materials)	$481,921
21,027	Henkel AG & Co. KGaA (Household & Personal Products)	1,026,745
361,694	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	21,500,929
295,222	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	2,657,947
36,825	K+S AG (Registered) (Materials)	2,333,445
16,149	Leoni AG (Automobiles & Components)	674,183
83,142	MAN SE (Capital Goods)	7,325,660
77,105	Metro AG (Food & Staples Retailing)	3,572,563
87,084	RWE AG (Utilities)	3,712,125
42,726	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,032,121
180,270	Suedzucker AG (Food, Beverage & Tobacco)	5,265,719
514,297	TUI AG (Consumer Services)*(a)	3,354,687
18,449	United Internet AG (Registered) (Software & Services)	363,560
21,478	Volkswagen AG (Automobiles & Components)	3,358,834
21,975	Volkswagen AG Preference Shares (Automobiles & Components)	3,826,940

		160,553,603

Hong Kong – 2.9%
896,400	AIA Group Ltd. (Insurance)	2,740,957
904,500	BOC Hong Kong Holdings Ltd. (Banks)	2,150,870
124,000	Cheung Kong Holdings Ltd. (Real Estate)	1,537,095
1,816,000	China Gas Holdings Ltd. (Utilities)	521,145
583,000	CLP Holdings Ltd. (Utilities)	5,193,440
7,200	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	58,340
240,449	Esprit Holdings Ltd. (Retailing)	347,771
1,226,000	First Pacific Co. Ltd. (Diversified Financials)	1,277,255
92,000	Great Eagle Holdings Ltd. (Real Estate)	204,326
131,200	Hang Seng Bank Ltd. (Banks)	1,691,751
129,100	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	2,188,490
49,000	Hongkong Land Holdings Ltd. (Real Estate)	257,497
2,884,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	1,025,356
429,000	Hutchison Whampoa Ltd. (Capital Goods)	3,923,824
33,000	Kerry Properties Ltd. (Real Estate)	121,108
539,256	New World Development Co. Ltd. (Real Estate)	568,081
250,500	Power Assets Holdings Ltd. (Utilities)	1,903,502
210,000	SJM Holdings Ltd. (Consumer Services)	359,951
53,000	SmarTone Telecommunications Holding Ltd. (Telecommunication Services)	97,890
25,000	Sun Hung Kai Properties Ltd. (Real Estate)	344,219
364,000	Swire Pacific Ltd. Class A (Real Estate)	4,206,226
343,358	The Link REIT (REIT)	1,179,174
174,000	Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)	122,384
1,235,000	Wheelock & Co. Ltd. (Real Estate)	3,628,536
993,600	Wynn Macau Ltd. (Consumer Services)	2,783,946
224,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	639,367

		39,072,501

Ireland – 0.1%
2,011	CRH PLC (Materials)	36,384
45,902	Kerry Group PLC Class A (Food, Beverage & Tobacco)	1,702,279

		1,738,663

Israel – 0.6%
214,123	Bank Hapoalim BM (Banks)	829,953
80,922	Bank Leumi Le-Israel BM (Banks)	280,419
339,092	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	716,575
56,747	Israel Chemicals Ltd. (Materials)	672,885
35,879	Mizrahi Tefahot Bank Ltd. (Banks)	308,731
11,113	NICE Systems Ltd. ADR (Software & Services)*	397,401
125,389	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	5,122,141
458	The Israel Corp. Ltd. (Materials)	332,529

		8,660,634

Italy – 4.5%
121,891	Autogrill SpA (Consumer Services)	1,409,738
5,072,449	Enel SpA (Utilities)	23,932,315
689,565	ENI SpA (Energy)	15,242,086
1,114,735	Fiat SpA (Automobiles & Components)	6,826,045
1,541,261	Finmeccanica SpA (Capital Goods)	10,564,055
966,195	Telecom Italia SpA (Telecommunication Services)	1,202,214

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)

1,759,569	Telecom Italia SpA RSP (Telecommunication Services)	$1,846,593

		61,023,046

Japan – 23.5%
30,600	ADEKA Corp. (Materials)	306,021
5,400	Aeon Mall Co. Ltd. (Real Estate)	125,194
14,900	Aisin Seiki Co. Ltd. (Automobiles & Components)	471,242
28,200	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	212,348
1,363,000	Amada Co. Ltd. (Capital Goods)	9,042,391
261,000	Asahi Glass Co. Ltd. (Capital Goods)	2,285,559
1,103,000	Asahi Kasei Corp. (Materials)	6,541,160
165,000	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	6,034,615
14,000	Bridgestone Corp. (Automobiles & Components)	328,260
244,100	Brother Industries Ltd. (Technology Hardware & Equipment)	3,185,728
4,900	Capcom Co. Ltd. (Software & Services)	128,185
852	Central Japan Railway Co. (Transportation)	7,247,980
17,700	Century Tokyo Leasing Corp. (Diversified Financials)	353,883
28,600	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	379,570
9,200	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	164,302
103,000	Cosmo Oil Co. Ltd. (Energy)	257,674
101,000	Daikyo, Inc. (Real Estate)*	172,184
157,400	Daito Trust Construction Co. Ltd. (Real Estate)	13,945,729
112,000	Daiwa House Industry Co. Ltd. (Real Estate)	1,403,459
43,300	Dena Co. Ltd. (Software & Services)	1,868,897
384,000	Denki Kagaku Kogyo KK (Materials)	1,460,679
4,300	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	163,342
56,600	East Japan Railway Co. (Transportation)	3,431,564
54,000	Ebara Corp. (Capital Goods)	197,215
13,500	F.C.C. Co. Ltd. (Automobiles & Components)	285,230
942,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	5,970,624
2,400	Fuji Media Holdings, Inc. (Media)	3,433,655
302,900	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	7,413,235
127,000	Fujikura Ltd. (Capital Goods)	405,355
40,000	Fujitsu Ltd. (Technology Hardware & Equipment)	213,906
80,000	Furukawa Electric Co. Ltd. (Capital Goods)	223,465
21,000	Heiwa Corp. (Consumer Durables & Apparel)	347,991
107,300	Hitachi Chemical Co. Ltd. (Materials)	1,906,382
541,000	Hitachi Ltd. (Technology Hardware & Equipment)	2,898,833
40,000	Hokuetsu Kishu Paper Co. Ltd. (Materials)	263,278
30,200	Hokuriku Electric Power Co. (Utilities)	481,141
597,500	Honda Motor Co. Ltd. (Automobiles & Components)	17,867,490
9,300	Horiba Ltd. (Technology Hardware & Equipment)	295,013
35,400	House Foods Corp. (Food, Beverage & Tobacco)	641,711
21,700	Idemitsu Kosan Co. Ltd. (Energy)	2,029,787
171,000	IHI Corp. (Capital Goods)	389,540
864,000	Isuzu Motors Ltd. (Automobiles & Components)	3,662,340
19,900	Izumi Co. Ltd. (Retailing)	302,709
106	Japan Real Estate Investment Corp. (REIT)	904,149
480	Japan Retail Fund Investment Corp. (REIT)	743,027
1,024,800	JX Holdings, Inc. (Energy)	5,969,343
562,000	Kaneka Corp. (Materials)	3,014,417
89,300	Kao Corp. (Household & Personal Products)	2,342,729
299,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	762,366
682	KDDI Corp. (Telecommunication Services)	4,995,894
357,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	4,367,726
290,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	2,113,113
3,200	K’s Holdings Corp. (Retailing)	134,379
64,000	KYB Co. Ltd. (Automobiles & Components)	367,774
36,000	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	662,424
70,300	Kyushu Electric Power Co., Inc. (Utilities)	930,665
9,800	Macromill, Inc. (Software & Services)	114,826
5,700	Mandom Corp. (Household & Personal Products)	145,545
98,000	Marubeni Corp. (Capital Goods)	570,416
88,700	Marui Group Co. Ltd. (Retailing)	689,576
24,600	Matsui Securities Co. Ltd. (Diversified Financials)	115,766
8,900	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	171,095

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

273,500	Mitsubishi Chemical Holdings Corp. (Materials)	$1,657,924
33,000	Mitsubishi Corp. (Capital Goods)	678,710
256,000	Mitsubishi Electric Corp. (Capital Goods)	2,368,820
146,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	594,881
31,050	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	1,203,214
61,800	Mitsui & Co. Ltd. (Capital Goods)	901,942
321,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	509,851
70,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	190,779
1,458,280	Mizuho Financial Group, Inc. (Banks)	2,041,139
107,100	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	1,552,907
34,200	Nichiha Corp. (Capital Goods)	398,633
147,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	1,318,767
2,083,000	Nippon Express Co. Ltd. (Transportation)	8,052,757
122,000	Nippon Soda Co. Ltd. (Materials)	561,603
176,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	9,058,845
5,800	Nippon Television Network Corp. (Media)	820,914
94,000	Nippon Yusen Kabushiki Kaisha (Transportation)	237,073
147,400	Nissan Chemical Industries Ltd. (Materials)	1,448,036
1,790,900	Nissan Motor Co. Ltd. (Automobiles & Components)	16,466,875
391,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	4,805,604
999,000	Nisshin Steel Co. Ltd. (Materials)	1,581,252
22,000	Nisshinbo Holdings, Inc. (Capital Goods)	199,731
69,250	NKSJ Holdings, Inc. (Insurance)	1,384,986
120,700	Nomura Holdings, Inc. (Diversified Financials)	459,888
52	Nomura Real Estate Office Fund, Inc. (REIT)	277,468
55,000	NSK Ltd. (Capital Goods)	415,617
74,000	NTN Corp. (Capital Goods)	326,856
990	Obic Co. Ltd. (Software & Services)	187,170
6,300	Omron Corp. (Technology Hardware & Equipment)	135,774
1,976,000	Osaka Gas Co. Ltd. (Utilities)	7,477,219
123,000	Pacific Metals Co. Ltd. (Materials)	710,546
15,600	Pola Orbis Holdings, Inc. (Household & Personal Products)	417,100
28,000	Press Kogyo Co. Ltd. (Automobiles & Components)	130,917
115,550	Promise Co. Ltd. (Diversified Financials)*	1,116,322
642,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	5,261,826
60,000	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,057,087
8,600	Ryohin Keikaku Co. Ltd. (Retailing)	408,132
3,700	Sankyo Co. Ltd. (Consumer Durables & Apparel)	193,350
39,000	Sankyu, Inc. (Transportation)	154,419
266,200	Sapporo Hokuyo Holdings, Inc. (Banks)	881,558
33,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	123,024
3,299	SBI Holdings, Inc. (Diversified Financials)	274,702
240,700	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	5,233,305
18,000	Seino Holdings Corp. (Transportation)	135,043
14,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	109,862
169	Seven Bank Ltd. (Banks)	300,746
7,500	Shima Seiki Manufacturing Ltd. (Capital Goods)	139,585
9,700	Shimachu Co. Ltd. (Retailing)	209,211
46,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	631,621
14,700	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	357,376
87,800	Showa Shell Sekiyu KK (Energy)	635,488
845	SKY Perfect JSAT Holdings, Inc. (Media)	410,676
245,200	Sojitz Corp. (Capital Goods)	416,120
963,600	Sumitomo Corp. (Capital Goods)	11,930,477
708,400	Sumitomo Electric Industries Ltd. (Capital Goods)	7,854,360
176,000	Sumitomo Metal Mining Co. Ltd. (Materials)	2,422,729
83,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,325,567
20,100	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	251,107
87,300	T&D Holdings, Inc. (Insurance)	865,443
493,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	22,229,635
73,400	TDK Corp. (Technology Hardware & Equipment)	2,993,122
333,000	Teijin Ltd. (Materials)	1,162,427
2,308,000	The Bank of Yokohama Ltd. (Banks)	10,566,984
33,000	The Gunma Bank Ltd. (Banks)	168,890
71,800	The Kansai Electric Power Co., Inc. (Utilities)	1,059,152

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

156,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	$890,477
6,900	THK Co. Ltd. (Capital Goods)	134,474
289,900	Tokio Marine Holdings, Inc. (Insurance)	6,912,517
28,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,499,775
864,000	Tokyu Land Corp. (Real Estate)	3,637,133
50,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	388,764
1,289,000	Tosoh Corp. (Materials)	4,189,498
24,000	Tsubakimoto Chain Co. (Capital Goods)	123,173
18,100	United Arrows Ltd. (Retailing)	352,065
23,900	UNY Co. Ltd. (Food & Staples Retailing)	215,595
133,200	West Japan Railway Co. (Transportation)	5,644,162
14,560	Yamada Denki Co. Ltd. (Retailing)	1,047,079
10,600	Yamatake Corp. (Technology Hardware & Equipment)	234,510
24,500	Yamato Holdings Co. Ltd. (Transportation)	406,158
135,000	Zeon Corp. (Materials)	1,243,399

		317,226,019

Netherlands – 4.2%
155,164	Koninklijke DSM NV (Materials)	7,940,036
754,133	Royal Dutch Shell PLC Class A (Energy)	26,740,444
606,390	Royal Dutch Shell PLC Class B (Energy)	21,756,152

		56,436,632

New Zealand – 0.2%
1,385,622	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	2,820,805

Norway – 0.7%
154,327	Cermaq ASA (Food, Beverage & Tobacco)*	1,711,783
314,109	Statoil ASA (Energy)	7,970,224

		9,682,007

Portugal – 0.1%
189,439	Brisa Auto-Estradas de Portugal SA (Transportation)	644,762

Singapore – 2.4%
487,000	CapitaCommercial Trust (REIT)	435,048
418,000	CapitaMall Trust (REIT)	621,055
195,000	Cityspring Infrastructure Trust (Utilities)	58,094
366,000	ComfortDelGro Corp. Ltd. (Transportation)	405,551
611,120	DBS Group Holdings Ltd. (Banks)	5,969,279
465,000	Fraser and Neave Ltd. (Capital Goods)	2,264,756
3,292,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	1,685,253
853,000	Hutchison Port Holdings Trust Class U (Transportation)	565,914
494,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)*	536,978
86,523	Jardine Cycle & Carriage Ltd. (Retailing)	3,110,336
82,000	Keppel Corp. Ltd. (Capital Goods)	613,862
796,000	SembCorp Industries Ltd. (Capital Goods)	2,624,344
36,000	Singapore Airlines Ltd. (Transportation)	333,568
221,000	Singapore Press Holdings Ltd. (Media)	683,916
96,000	Singapore Technologies Engineering Ltd. (Capital Goods)	215,060
1,550,780	Singapore Telecommunications Ltd. (Telecommunication Services)	3,920,857
240,000	United Overseas Bank Ltd. (Banks)	3,255,010
1,284,000	UOL Group Ltd. (Real Estate)	4,539,248

		31,838,129

Spain – 1.5%
1,104,549	Banco Santander SA (Banks)	9,348,750
151,925	Ferrovial SA (Capital Goods)	1,930,976
301,179	Repsol YPF SA (Energy)	9,065,405

		20,345,131

Sweden – 0.7%
52,380	Kinnevik Investment AB Class B (Diversified Financials)	1,094,579
16,443	Lundin Petroleum AB (Energy)*	401,288
57,595	Skanska AB Class B (Capital Goods)	940,463
155,878	Swedish Match AB (Food, Beverage & Tobacco)	5,382,458
83,280	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	868,071

		8,686,859

Switzerland – 6.2%
17,153	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	635,399
110,931	Adecco SA (Registered) (Commercial & Professional Services)*	5,327,709
74,059	Credit Suisse Group AG (Registered) (Diversified Financials)*	2,135,938
3,413	Geberit AG (Registered) (Capital Goods)*	698,974
8,231	Holcim Ltd. (Registered) (Materials)*	521,237

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

63,808	Logitech International SA (Registered) (Technology Hardware & Equipment)*(a)	$615,853
25,180	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,674,931
16,375	Meyer Burger Technology AG (Capital Goods)*(a)	391,959
205,004	Nestle SA (Registered) (Food, Beverage & Tobacco)	11,856,959
79,355	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	475,205
16,058	Pargesa Holding SA (Diversified Financials)	1,254,019
5,431	PSP Swiss Property AG (Registered) (Real Estate)*	494,114
66,318	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	10,880,755
1,396,185	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	9,675,349
17,128	Swiss Life Holding AG (Registered) (Insurance)*	2,103,616
81,211	Swiss Prime Site AG (Registered) (Real Estate)*	6,641,823
65,140	Swiss Re AG (Insurance)*	3,556,546
1,476	Swisscom AG (Registered) (Telecommunication Services)	594,595
16,044	Syngenta AG (Registered) (Materials)*	4,888,944
188,173	UBS AG (Registered) (Diversified Financials)*	2,378,170
285,005	Xstrata PLC (Materials)	4,747,200
52,076	Zurich Financial Services AG (Insurance)*	12,000,580

		83,549,875

United Kingdom – 22.1%
253,478	African Barrick Gold PLC (Materials)	2,195,394
19,343	Aggreko PLC (Commercial & Professional Services)	530,265
140,539	Anglo American PLC (Materials)	5,152,228
415,357	Ashtead Group PLC (Capital Goods)	1,033,577
803,442	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	38,572,578
2,087,504	Aviva PLC (Insurance)	11,388,515
3,062,169	BAE Systems PLC (Capital Goods)	13,579,626
1,250,264	Barclays PLC (Banks)	3,875,747
85,707	Berendsen PLC (Commercial & Professional Services)	638,552
18,359	BG Group PLC (Energy)	398,097
199,918	BHP Billiton PLC (Materials)	6,295,315
291,164	Bodycote PLC (Capital Goods)	1,317,330
472,696	Booker Group PLC (Food & Staples Retailing)	569,284
826,510	BP PLC ADR (Energy)(b)	36,515,212
16,005	BP PLC (Energy)	117,778
720,541	BT Group PLC (Telecommunication Services)	2,174,035
3,261,118	Cable & Wireless Communications PLC (Telecommunication Services)	1,895,198
3,092,266	Cable & Wireless Worldwide PLC (Telecommunication Services)	1,383,688
65,985	Cookson Group PLC (Capital Goods)	507,196
137,929	Dairy Crest Group PLC (Food, Beverage & Tobacco)	764,861
281,053	Devro PLC (Food, Beverage & Tobacco)	1,110,026
1,681,520	Drax Group PLC (Utilities)	14,637,735
178,773	Eurasian Natural Resources Corp. PLC (Materials)	1,883,051
159,232	G4S PLC (Commercial & Professional Services)	622,548
142,398	Greggs PLC (Food, Beverage & Tobacco)	1,168,211
415,321	Halfords Group PLC (Retailing)	2,177,998
4,328,461	HSBC Holdings PLC (Banks)	37,767,163
458,071	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	16,686,109
61,104	Inmarsat PLC (Telecommunication Services)	460,957
3,389,714	J Sainsbury PLC (Food & Staples Retailing)	16,243,380
85,700	John Wood Group PLC (Energy)	848,499
31,110	Kazakhmys PLC (Materials)	459,917
415,214	Land Securities Group PLC (REIT)	4,544,272
571,735	Legal & General Group PLC (Insurance)	1,007,174
3,578,709	Lloyds Banking Group PLC (Banks)*	1,850,633
25,561	London Stock Exchange Group PLC (Diversified Financials)	369,019
446,259	Man Group PLC (Diversified Financials)	1,066,795
322,588	Pearson PLC (Media)	5,926,214
383,169	Pennon Group PLC (Utilities)	4,280,278
174,568	Persimmon PLC (Consumer Durables & Apparel)	1,392,118
410,571	Rio Tinto PLC (Materials)	22,211,443
396,662	RSA Insurance Group PLC (Insurance)	708,380
271,784	Standard Life PLC (Insurance)	937,485
221,236	Tate & Lyle PLC (Food, Beverage & Tobacco)	2,314,656
137,699	Tesco PLC (Food & Staples Retailing)	887,802
3,000,856	Thomas Cook Group PLC (Consumer Services)	2,490,034
85,580	Vedanta Resources PLC (Materials)	1,746,777
398,377	Vodafone Group PLC ADR (Telecommunication Services)(b)	11,090,816

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

256,413	Vodafone Group PLC (Telecommunication Services)	$711,978
22,779	Whitbread PLC (Consumer Services)	605,270
601,185	William Hill PLC (Consumer Services)	2,086,670
1,667,463	WM Morrison Supermarkets PLC (Food & Staples Retailing)	8,086,234

		297,284,118

United States – 0.4%
31,203	Synthes, Inc. (Health Care Equipment & Services)(c)	5,218,058

TOTAL COMMON STOCKS
(Cost $1,381,369,878)		$1,313,783,085

Investment Company – 0.1%
Australia – 0.1%
842,883	Hastings Diversified Utilities Fund	$1,431,761
(Cost $1,363,475)

		Expiration
Units	Description	Month	Value

Right * – 0.0%
Hong Kong – 0.0%
269,628	New World Development Co. Ltd. (Real Estate)	11/11	$86,908
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,382,733,353)			$1,315,301,754

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.6%
Goldman Sachs Financial Square Money Market Fund – FST Shares
8,528,341	0.137%	$8,528,341
(Cost $8,528,341)

TOTAL INVESTMENTS – 98.2%
(Cost $1,391,261,694)		$1,323,830,095

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		24,572,300

NET ASSETS – 100.0%		$1,348,402,395

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,218,058, which represents approximately 0.4% of net assets as of October 31, 2011.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
RSP	—	Risparmio Shares

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

EURO STOXX 50 Index	389	December 2011	$12,853,632	$294,958
FTSE 100 Index	68	December 2011	6,055,641	115,489
Hang Seng Index	5	November 2011	636,681	27,639
MSCI Singapore Index	7	November 2011	363,947	8,940
SPI 200 Index	20	December 2011	2,257,454	26,461
TSE TOPIX Index	57	December 2011	5,533,768	20,010

TOTAL				$493,497

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 95.8%
Australia – 9.1%
63,827	Adelaide Brighton Ltd. (Materials)	$190,990
48,172	Aditya Birla Minerals Ltd. (Materials)	48,933
62,899	Ansell Ltd. (Health Care Equipment & Services)	919,977
24,986	APA Group (Utilities)	113,948
91,148	APN News & Media Ltd. (Media)	83,597
298,193	Aquarius Platinum Ltd. (Materials)	874,774
11,224	Aquila Resources Ltd. (Energy)*	69,686
531,878	Ardent Leisure Group (REIT)	609,046
21,829	Astro Japan Property Group (REIT)	49,355
97,052	Atlas Iron Ltd. (Materials)	314,777
82,253	Aurora Oil & Gas Ltd. (Energy)*	247,669
70,533	Ausdrill Ltd. (Capital Goods)	215,148
88,195	Austar United Communications Ltd. (Media)*	106,803
102,124	Australand Property Group (REIT)	278,726
518,084	Australian Infrastructure Fund (Transportation)	1,028,537
34,350	Bank of Queensland Ltd. (Banks)	302,041
275,778	Bathurst Resources Ltd. (Materials)*	222,012
627,520	Beach Energy Ltd. (Energy)	771,226
91,074	Billabong International Ltd. (Consumer Durables & Apparel)(a)	406,863
36,639	Boart Longyear Ltd. (Capital Goods)	122,256
44,460	BT Investment Management Ltd. (Diversified Financials)	93,887
177,552	Cabcharge Australia Ltd. (Commercial & Professional Services)	781,703
256,440	Charter Hall Group (REIT)	526,890
165,947	Charter Hall Retail REIT (REIT)	569,176
133,987	Coalspur Mines Ltd. (Energy)*	259,879
335,882	Consolidated Media Holdings Ltd. (Media)	922,546
364,567	CSR Ltd. (Capital Goods)	928,603
109,395	Eastern Star Gas Ltd. (Energy)*	100,882
660,068	Emeco Holdings Ltd. (Capital Goods)	683,824
603,254	Envestra Ltd. (Utilities)	406,498
10,851	Fleetwood Corp. Ltd. (Automobiles & Components)	138,632
312,508	FlexiGroup Ltd. (Diversified Financials)	736,073
120,367	Goodman Fielder Ltd. (Food, Beverage & Tobacco)(a)	70,002
17,148	iiNET Ltd. (Telecommunication Services)	46,479
74,281	Intrepid Mines Ltd. (Materials)*	88,262
1,747,030	Investa Office Fund (REIT)	1,142,117
69,282	Invocare Ltd. (Consumer Services)	504,780
36,590	IOOF Holdings Ltd. (Diversified Financials)	242,343
12,027	JB Hi-Fi Ltd. (Retailing)(a)	198,494
441,860	Linc Energy Ltd. (Energy)*	948,549
439,749	Macmahon Holdings Ltd. (Capital Goods)*	278,633
26,963	McMillan Shakespeare Ltd. (Commercial & Professional Services)	268,736
43,623	Monadelphous Group Ltd. (Capital Goods)	829,676
63,940	Mount Gibson Iron Ltd. (Materials)	102,269
152,883	Myer Holdings Ltd. (Retailing)	417,273
751,571	Nexus Energy Ltd. (Energy)*(a)	166,928
161,231	PanAust Ltd. (Materials)*	544,817
5,478	Perpetual Ltd. (Diversified Financials)	129,490
148,278	Perseus Mining Ltd. (Materials)*	490,324
30,789	Platinum Asset Management Ltd. (Diversified Financials)	129,265
367,709	PMP Ltd. (Commercial & Professional Services)	220,350
30,134	Programmed Maintenance Services Ltd. (Commercial & Professional Services)	62,268
324,286	Ramelius Resources Ltd. (Materials)	421,280
244,701	Roc Oil Co. Ltd. (Energy)*	76,028
91,212	Salmat Ltd. (Commercial & Professional Services)	268,198
117,185	Seek Ltd. (Commercial & Professional Services)	759,724
28,027	Seven Group Holdings Ltd. (Capital Goods)	225,164
140,160	St Barbara Ltd. (Materials)*	324,730
161,436	STW Communications Group Ltd. (Media)	155,460
231,609	Ten Network Holdings Ltd. (Media)*	223,953
10,689	TPG Telecom Ltd. (Telecommunication Services)	15,990
350,610	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	1,368,950
320,035	Western Areas NL (Materials)(a)	1,926,417

		25,771,906

Austria – 1.0%
26,249	Oesterreichische Post AG (Transportation)	791,660
3,262	Rosenbauer International AG (Capital Goods)	134,468
39,301	Strabag SE (Capital Goods)	1,208,451
17,810	Wienerberger AG (Capital Goods)	215,187
29,604	Zumtobel AG (Capital Goods)	613,333

		2,963,099

Belgium – 1.4%
55,929	Agfa-Gevaert NV (Health Care Equipment & Services)*	139,709
17,016	Arseus NV (Health Care Equipment & Services)	270,317
20,272	Compagnie Maritime Belge SA (Transportation)	475,359
6,157	D’ieteren SA NV (Retailing)	350,386
2,857	EVS Broadcast Equipment SA (Technology Hardware & Equipment)	146,220
13,374	Gimv NV (Diversified Financials)	680,939
2,602	Kinepolis Group NV (Media)	201,730

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Belgium – (continued)

9,472	Omega Pharma (Health Care Equipment & Services)	$447,259
17,442	Recticel SA (Materials)	118,902
33,470	Tessenderlo Chemie NV (Materials)	1,038,513

		3,869,334

Bermuda – 0.6%
104,800	Catlin Group Ltd. (Insurance)	666,647
58,230	Lancashire Holdings Ltd. (Insurance)	668,525
193,938	Northern Offshore Ltd. (Energy)	377,668

		1,712,840

China – 0.1%
28,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	64,092
77,000	China Minzhong Food Corp. Ltd. (Food, Beverage & Tobacco)*	63,474
193,000	China XLX Fertiliser Ltd. (Materials)	47,558
121,000	Goodbaby International Holdings Ltd. (Consumer Durables & Apparel)	32,951
441,000	SunVic Chemical Holdings Ltd. (Materials)	195,513

		403,588

Cyprus – 0.4%
299,387	Songa Offshore SE (Energy)*	1,198,123

Denmark – 1.3%
3,797	ALK-Abello A/S (Pharmaceuticals, Biotechnology & Life Sciences)	224,994
40,812	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	956,200
11,569	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	67,573
80,878	GN Store Nord A/S (Health Care Equipment & Services)	596,073
14,562	Royal UNIBREW A/S (Food, Beverage & Tobacco)	760,174
14,252	Schouw & Co. A/S (Capital Goods)	310,571
4,123	SimCorp A/S (Software & Services)	706,561

		3,622,146

Finland – 1.4%
6,945	Amer Sports OYJ Class A (Consumer Durables & Apparel)	95,637
59,763	Huhtamaki OYJ (Materials)	682,767
75,465	Kemira OYJ (Materials)	1,033,572
35,757	Oriola-KD OYJ Class B (Health Care Equipment & Services)	99,442
11,696	Outotec OYJ (Capital Goods)	542,944
192,376	Sponda OYJ (Real Estate)	835,749
20,426	Talvivaara Mining Co. PLC (Materials)*(a)	76,853
17,966	Tieto OYJ (Software & Services)	284,448
9,685	Uponor OYJ (Capital Goods)	100,201
5,510	YIT OYJ (Capital Goods)	86,951

		3,838,564

France – 3.9%
15,777	Alten Ltd. (Software & Services)	449,270
31,449	Altran Technologies SA (Software & Services)*	159,329
49,402	Assystem (Commercial & Professional Services)(a)	897,893
9,937	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	282,773
25,611	Cegid Group (Software & Services)	598,859
12,159	CFAO SA (Retailing)	469,679
2,645	Ciments Francais SA (Materials)	233,604
29,518	Club Mediterranee (Consumer Services)*	557,971
68,674	Derichebourg SA (Commercial & Professional Services)*	273,534
1,485	Esso SA (Energy)	152,856
1,385	Faiveley Transport (Capital Goods)	94,775
5,706	Groupe Steria SCA (Software & Services)	108,833
220,635	Havas SA (Media)	949,824
7,856	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	259,270
1,997	IPSOS (Media)	65,346
14,463	Nexans SA (Capital Goods)	909,760
22,943	Nexity SA (Consumer Durables & Apparel)	661,006
8,499	Plastic Omnium SA (Automobiles & Components)	236,280
4,561	Remy Cointreau SA (Food, Beverage & Tobacco)	373,646
7,253	Societe de la Tour Eiffel (REIT)	436,913
5,623	Sword Group (Software & Services)	101,359
175,282	Technicolor SA (Registered) (Media)*(a)	474,583
2,878	Teleperformance SA (Commercial & Professional Services)	60,768
103,028	UbiSoft Entertainment SA (Software & Services)*	617,171
32,497	Valeo SA (Automobiles & Components)	1,631,198

		11,056,500

Germany – 5.4%
62,890	Air Berlin PLC (Transportation)*(a)	230,126
12,062	Aurubis AG (Materials)	680,554
32,413	Bechtle AG (Software & Services)	1,209,171
18,898	Bilfinger Berger SE (Capital Goods)	1,686,809
3,801	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	218,441
6,830	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	363,754
6,812	Carl Zeiss Meditec AG (Health Care Equipment & Services)	129,812
14,504	Cewe Color Holding AG (Commercial & Professional Services)	563,957
6,528	Delticom AG (Retailing)	727,376

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

18,097	Deutsche Beteiligungs AG (Diversified Financials)	$386,668
1,811	Douglas Holding AG (Retailing)	73,157
4,063	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)	322,733
15,355	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	1,608,634
2,657	Duerr AG (Capital Goods)	115,840
98,918	Freenet AG (Telecommunication Services)	1,275,232
8,769	Fuchs Petrolub AG (Materials)	413,973
5,069	Gesco AG (Capital Goods)	408,774
8,712	H&R AG (Materials)	190,013
21,807	Homag Group AG (Capital Goods)	255,044
8,286	Indus Holding AG (Capital Goods)(a)	216,244
26,495	Jenoptik AG (Technology Hardware & Equipment)*	175,067
33,461	Jungheinrich AG Preference Shares (Capital Goods)	1,053,783
10,784	Leoni AG (Automobiles & Components)	450,206
9,107	MTU Aero Engines Holding AG (Capital Goods)	609,850
5,749	R. Stahl AG (Capital Goods)	188,213
8,363	Rheinmetall AG (Capital Goods)	443,522
6,596	Sixt AG Preference Shares (Transportation)	114,737
10,526	Software AG (Software & Services)	435,927
25,052	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	605,175

		15,152,792

Greece – 0.5%
68,685	Eurobank Properties Real Estate Investment Co. (REIT)	389,375
14,535	Folli Follie Group (Retailing)*	175,037
23,070	Hellenic Exchanges SA (Diversified Financials)	112,689
13,475	Hellenic Petroleum SA (Energy)	118,075
36,351	JUMBO SA (Retailing)	197,025
405,084	Marfin Investment Group SA (Diversified Financials)*	219,545
9,962	Motor Oil (Hellas) Corinth Refineries SA (Energy)	89,629
15,906	Mytilineos Holdings SA (Materials)*	73,513

		1,374,888

Hong Kong – 3.0%
1,438,000	Bonjour Holdings Ltd. (Retailing)	229,061
299,000	Brightoil Petroleum Holdings Ltd. (Energy)	72,507
70,000	Cafe de Coral Holdings Ltd. (Consumer Services)	157,966
560,000	Chen Hsong Holdings (Capital Goods)	219,397
3,044,000	China Ting Group Holdings Ltd. (Consumer Durables & Apparel)	206,115
60,000	Chow Sang Sang Holdings International Ltd. (Retailing)	185,053
171,000	City Telecom HK Ltd. (Telecommunication Services)	82,198
232,000	Dah Chong Hong Holdings Ltd. (Retailing)	281,749
575,500	Dickson Concepts International Ltd. (Retailing)	331,674
544,000	Emperor International Holdings (Real Estate)	90,969
538,000	First Pacific Co. Ltd. (Diversified Financials)	560,492
404,000	Giordano International Ltd. (Retailing)	304,731
240,000	Glorious Sun Enterprises Ltd. (Consumer Durables & Apparel)	79,485
125,194	Great Eagle Holdings Ltd. (Real Estate)	278,048
549,000	G-Resources Group Ltd. (Materials)*	33,113
499,700	HKR International Ltd. (Real Estate)	206,609
1,060,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	376,864
392,000	IT Ltd. (Retailing)	244,136
592,500	Johnson Electric Holdings Ltd. (Capital Goods)	347,278
356,000	King Stone Energy Group Ltd. (Energy)*	37,429
2,538,000	Lai Sun Development (Real Estate)*	53,038
91,200	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	50,783
625,000	Melco International Development Ltd. (Consumer Services)	499,579
70,000	Midland Holdings Ltd. (Real Estate)	34,326
438,000	Next Media Ltd. (Media)*	38,027
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
664,330	Pacific Andes International Holdings Ltd. (Food, Beverage & Tobacco)	64,273
350,000	Pacific Century Premium Developments Ltd. (Real Estate)*	53,004
547,000	Pacific Textile Holdings Ltd. (Consumer Durables & Apparel)	307,813
1,204,000	Pico Far East Holdings Ltd. (Media)	214,361
1,155,000	Prosperity REIT (REIT)	235,894
158,000	Public Financial Holdings Ltd. (Diversified Financials)	67,244
434,000	Regal Hotels International Holdings Ltd. (Consumer Services)	143,513
448,000	Ruifeng Petroleum Chemical Holdings Ltd. (Energy)*	41,306
394,000	Samling Global Ltd. (Materials)	22,648
590,000	Shun Tak Holdings Ltd. (Capital Goods)	274,089

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

1,902,000	Singamas Container Holdings Ltd. (Capital Goods)	$429,453
64,500	SmarTone Telecommunications Holding Ltd. (Telecommunication Services)	119,130
109,138	SOCAM Development Ltd. (Capital Goods)	104,161
591,000	Sunlight Real Estate Investment Trust (REIT)	171,331
447,000	Techtronic Industries Co. (Consumer Durables & Apparel)	386,759
18,000	Television Broadcasts Ltd. (Media)	103,723
74,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	93,752
100,000	Tian An China Investments Co. Ltd. (Real Estate)	52,816
156,000	Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)	109,724
590,000	VST Holdings Ltd. (Technology Hardware & Equipment)*	93,872
36,600	VTech Holdings Ltd. (Technology Hardware & Equipment)	341,745
162,000	Win Hanverky Holdings Ltd. (Consumer Durables & Apparel)	13,797

		8,445,035

Ireland – 1.1%
255,396	Beazley PLC (Insurance)	515,198
159,483	C&C Group PLC (Food, Beverage & Tobacco)	642,304
268,529	Fyffes PLC (Food & Staples Retailing)	147,511
90,236	Grafton Group PLC (Capital Goods)	348,178
23,495	Kingspan Group PLC (Capital Goods)	208,733
10,466	Paddy Power PLC (Consumer Services)	575,694
367,051	Total Produce PLC (Food & Staples Retailing)	192,997
197,899	United Drug PLC (Health Care Equipment & Services)	610,718

		3,241,333

Israel – 0.9%
14,949	Africa-Israel Investments Ltd. (Real Estate)*	60,661
37,456	Alony Hetz Properties & Investments Ltd. (Real Estate)	177,295
4,446	AL-ROV (Israel) Ltd. (Real Estate)*	112,509
25,674	Amot Investments Ltd. (Real Estate)	70,414
13,527	AudioCodes Ltd. (Technology Hardware & Equipment)*	48,048
1,262	B Communications Ltd. (Telecommunication Services)*	24,999
254	Bayside Land Corp. (Real Estate)	54,279
27,784	British Israel Investments Ltd. (REIT)	99,174
1,819	Clal Biotechnology Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	9,535
18,117	Clal Industries and Investments Ltd. (Capital Goods)	85,421
5,371	Clal Insurance Enterprises Holdings Ltd. (Insurance)	93,406
11,144	Delek Automotive Systems Ltd. (Retailing)	85,325
8,783	Discount Investment Corp. (Registered) (Capital Goods)	92,101
2,225	F.I.B.I. Holdings Ltd. (Banks)*	34,923
1,784	FMS Enterprises Migun Ltd. (Capital Goods)	31,615
15,317	Frutarom Industries Ltd. (Materials)	140,787
6,633	Gilat Satellite Networks Ltd. (Technology Hardware & Equipment)*	25,575
1,290	Harel Insurance Investments & Financial Services Ltd. (Insurance)	55,786
9,263	Hot Telecommunication System Ltd. (Media)*	121,637
1,791	Ituran Location and Control Ltd. (Technology Hardware & Equipment)	23,295
3,169	J.O.E.L Jerusalem Oil Exploration (Energy)*	49,066
5,770	Jerusalem Economy Ltd. (Real Estate)	47,507
7,054	Koor Industries Ltd. (Capital Goods)*	85,549
13,172	Matrix IT Ltd. (Software & Services)	67,846
5,267	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	167,052
4,433	Nitsba Holdings 1995 Ltd. (Real Estate)*	37,933
249,323	Oil Refineries Ltd. (Energy)*	143,020
2,222	Osem Investments Ltd. (Food, Beverage & Tobacco)	30,784
454	Paz Oil Co. Ltd. (Energy)	64,486
5,579	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	183,218
5,202	Retalix Ltd. (Software & Services)*	77,137
7,207	Shikun & Binui Ltd. (Capital Goods)	14,279
37,489	Shufersal Ltd. (Food & Staples Retailing)	161,723
1,576	The Israel Land Development Co. Ltd. (Media)	11,294
8,556	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)*	6,850
15,646	Union Bank of Israel Ltd. (Banks)	57,830

		2,652,359

Italy – 2.7%
34,548	Arnoldo Mondadori Editore SpA (Media)	70,956
68,311	Autostrada Torino-Milano SpA (Transportation)	714,453
55,064	Banca Piccolo Credito Valtellinese Scarl (Banks)	159,683

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)

30,645	Banca Popolare dell’Emilia Romagna Scrl (Banks)(a)	$247,088
23,071	Banco di Desio e della Brianza SpA (Banks)	98,676
170,152	Benetton Group SpA (Consumer Durables & Apparel)(a)	978,952
39,529	Danieli & C. Officine Meccaniche SpA (Capital Goods)	1,001,688
97,314	Danieli & C. Officine Meccaniche SpA RSP (Capital Goods)	1,344,942
45,120	De’Longhi SpA (Consumer Durables & Apparel)	493,074
36,760	ERG SpA (Energy)	452,275
419,827	Hera SpA (Utilities)	686,453
92,426	IMMSI SpA (Automobiles & Components)	80,003
60,921	Indesit Co. SpA (Consumer Durables & Apparel)	415,942
48,915	Safilo Group SpA (Consumer Durables & Apparel)*	405,329
219,548	Saras SpA (Energy)*	361,010

		7,510,524

Japan – 27.0%
74,000	ADEKA Corp. (Materials)	740,052
104	Advance Residence Investment Corp. (REIT)	197,019
91,600	Aichi Corp. (Capital Goods)	364,388
22,100	Aisan Industry Co. Ltd. (Automobiles & Components)	205,895
28,800	Alpen Co. Ltd. (Retailing)	494,099
23,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)	272,428
17,100	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	128,764
28,800	Amano Corp. (Capital Goods)	242,410
4,400	AOKI Holdings, Inc. (Retailing)	58,631
39,600	Aoyama Trading Co. Ltd. (Retailing)	625,544
20,000	Arc Land Sakamoto Co. Ltd. (Retailing)	366,132
32,900	Arcs Co. Ltd. (Food & Staples Retailing)	585,759
42,600	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	189,321
34,000	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	500,686
7,600	Asahi Holdings, Inc. (Commercial & Professional Services)	149,367
15,600	ASKUL Corp. (Retailing)	222,416
493,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	580,301
15,200	Autobacs Seven Co. Ltd. (Retailing)	696,023
39,600	Avex Group Holdings, Inc. (Media)	468,486
115,800	Belluna Co. Ltd. (Retailing)	904,849
53,000	Best Denki Co. Ltd. (Retailing)*	144,946
94	BLife Investment Corp. (REIT)	535,353
5,000	BML, Inc. (Health Care Equipment & Services)	120,402
17,700	C. Uyemura & Co. Ltd. (Materials)	618,233
74,000	Calsonic Kansei Corp. (Automobiles & Components)	434,229
6,500	Capcom Co. Ltd. (Software & Services)	170,042
29,200	Century Tokyo Leasing Corp. (Diversified Financials)	583,807
55,000	Chugai Ro Co. Ltd. (Capital Goods)	161,653
15,000	Circle K Sunkus Co. Ltd. (Food & Staples Retailing)	244,560
51,200	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	679,510
2,000	Create SD Holdings Co. Ltd. (Food & Staples Retailing)	42,679
58	CyberAgent, Inc. (Media)	195,478
51,000	Daifuku Co. Ltd. (Capital Goods)	264,583
77,600	Daiichikosho Co. Ltd. (Media)	1,506,199
109,000	Daikyo, Inc. (Real Estate)*	185,822
46,000	Dainippon Screen Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	353,210
98,000	Daiwa Industries Ltd. (Capital Goods)	483,951
17,000	Denki Kogyo Co. Ltd. (Technology Hardware & Equipment)	64,392
25	Dr. Ci:Labo Co. Ltd. (Household & Personal Products)	134,509
44,700	DTS Corp. (Software & Services)	526,258
109,000	Ebara Corp. (Capital Goods)	398,082
63,800	EDION Corp. (Retailing)	510,477
6,500	Eizo Nanao Corp. (Technology Hardware & Equipment)	124,614
3,700	F.C.C. Co. Ltd. (Automobiles & Components)	78,174
141	Fields Corp. (Consumer Durables & Apparel)	234,332
40,400	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	715,015
19,800	Fuji Oil Co. Ltd. (Food, Beverage & Tobacco)	281,043
59,000	Fujikura Ltd. (Capital Goods)	188,315
13,000	Fukuyama Transporting Co. Ltd. (Transportation)	66,744
175,000	Furukawa-Sky Aluminum Corp. (Materials)	517,540
24,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	111,731
17,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	608,189
73	Geo Holdings Corp. (Retailing)	73,508
75	Global One Real Estate Investment Corp. (REIT)	542,995
33,900	Glory Ltd. (Capital Goods)	725,597
7,960	Goldcrest Co. Ltd. (Real Estate)	146,038
53,000	H2O Retailing Corp. (Retailing)(a)	382,366

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

49,000	Hakuto Co. Ltd. (Technology Hardware & Equipment)	$444,560
14,000	Heiwa Corp. (Consumer Durables & Apparel)	231,994
68,000	Hitachi Cable Ltd. (Capital Goods)*	160,696
70,100	Hitachi Transport System Ltd. (Transportation)	1,219,758
106,000	Hitachi Zosen Corp. (Capital Goods)	143,315
4,800	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	203,372
20,500	Hokuetsu Kishu Paper Co. Ltd. (Materials)	134,930
14,100	Horiba Ltd. (Technology Hardware & Equipment)	447,278
5,900	Hoshizaki Electric Co. Ltd. (Capital Goods)	131,848
29,200	House Foods Corp. (Food, Beverage & Tobacco)	529,321
42,000	IBJ Leasing Co. Ltd. (Diversified Financials)	939,972
33,700	Iida Home Max (Real Estate)	272,275
69,200	Inabata & Co. Ltd. (Capital Goods)	375,345
17,200	IT Holdings Corp. (Software & Services)	176,692
8,500	Izumi Co. Ltd. (Retailing)	129,298
3,300	Jafco Co. Ltd. (Diversified Financials)	67,662
23,400	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	221,393
51	Japan Excellent, Inc. (REIT)	215,399
23,700	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	227,643
83,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,041,792
49,500	Kasumi Co. Ltd. (Food & Staples Retailing)	315,131
27,000	Kinki Sharyo Co. Ltd. (Capital Goods)	89,924
26,000	Kitz Corp. (Capital Goods)	119,429
325,000	Kiyo Holdings, Inc. (Banks)	458,790
6,300	Koa Corp. (Technology Hardware & Equipment)	61,536
21,100	Kojima Co. Ltd. (Retailing)(a)	144,638
68,300	Komori Corp. (Capital Goods)	426,464
13,300	Kose Corp. (Household & Personal Products)	316,900
9,200	K’s Holdings Corp. (Retailing)	386,340
126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	238,947
52,000	Kureha Corp. (Materials)	232,238
93,000	KYB Co. Ltd. (Automobiles & Components)(a)	534,422
51,000	Kyodo Printing Co. Ltd. (Commercial & Professional Services)	116,166
106,000	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,950,470
26,800	Kyowa Exeo Corp. (Capital Goods)	235,739
8,400	Macromill, Inc. (Software & Services)	98,422
12,900	Mandom Corp. (Household & Personal Products)	329,392
43,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	143,289
63,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	205,957
8,800	Matsuya Foods Co. Ltd. (Consumer Services)	167,513
17,100	Megane TOP Co. Ltd. (Retailing)	199,690
19,800	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	380,639
7,800	Meitec Corp. (Commercial & Professional Services)	145,249
5,200	Melco Holdings, Inc. (Technology Hardware & Equipment)	144,686
20	Message Co. Ltd. (Health Care Equipment & Services)	64,678
196	MID REIT, Inc. (REIT)	491,639
35,500	Ministop Co. Ltd. (Food & Staples Retailing)	638,595
135,000	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	259,257
20,600	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	354,217
224,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	599,638
41,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	111,742
132,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	549,930
8,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	81,773
31,000	Morinaga & Co. Ltd. (Food, Beverage & Tobacco)	73,302
7,000	Musashi Seimitsu Industry Co. Ltd. (Automobiles & Components)	165,476
17,000	Nachi-Fujikoshi Corp. (Capital Goods)	94,218
8,540	Nafco Co. Ltd. (Retailing)	145,611
102,000	Nakayama Steel Works Ltd. (Materials)*	101,233
112,600	Namura Shipbuilding Co. Ltd. (Capital Goods)	363,352
22,100	NEC Fielding Ltd. (Software & Services)	267,332
50	NET One Systems Co. Ltd. (Software & Services)	130,050
21,000	Nichias Corp. (Capital Goods)	114,069
25,600	Nichiha Corp. (Capital Goods)	298,392
7,700	Nichii Gakkan Co. (Health Care Equipment & Services)	76,919
37,000	Nichirei Corp. (Food, Beverage & Tobacco)	164,229
18,000	Nippo Corp. (Capital Goods)	158,523

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

201,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	$414,043
44,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	196,818
40,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	411,862
93,000	Nippon Light Metal Co. Ltd. (Materials)	134,950
21,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	210,985
70,800	Nippon Signal Co. Ltd. (Capital Goods)	518,796
151,000	Nippon Soda Co. Ltd. (Materials)	695,098
82,000	Nippon Valqua Industries Ltd. (Materials)	205,779
29,200	Nipro Corp. (Health Care Equipment & Services)(a)	247,567
145,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	238,189
10,100	Nissan Chemical Industries Ltd. (Materials)	99,221
50,000	Nissan Shatai Co. Ltd. (Automobiles & Components)	448,267
27,000	Nissin Corp. (Transportation)	62,909
17,000	Nissin Electric Co. Ltd. (Capital Goods)	104,560
14,200	Nissin Kogyo Co. Ltd. (Automobiles & Components)	200,100
16,700	Nitto Kogyo Corp. (Capital Goods)	193,121
16,700	Noevir Holdings Co. Ltd. (Household & Personal Products)	186,520
123,000	NOF Corp. (Materials)	576,595
29	Nomura Real Estate Residential Fund, Inc. (REIT)	140,864
4,700	Noritz Corp. (Capital Goods)	95,531
2,700	Ohsho Food Service Corp. (Consumer Services)	63,388
14,000	Oiles Corp. (Capital Goods)	251,349
20,000	Okuwa Co. Ltd. (Food & Staples Retailing)	279,031
19,000	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	139,878
110	Orix JREIT, Inc. (REIT)	452,651
13,500	Osaka Steel Co. Ltd. (Materials)	227,188
51,000	Pacific Metals Co. Ltd. (Materials)	294,617
15,800	Parco Co. Ltd. (Retailing)	118,431
129	PGM Holdings K K (Consumer Services)(a)	84,768
23,500	Pioneer Corp. (Consumer Durables & Apparel)*	94,229
2,590	Point, Inc. (Retailing)	111,712
76,850	Promise Co. Ltd. (Diversified Financials)*(a)	742,443
6,600	Resorttrust, Inc. (Consumer Services)	98,728
19,800	Ricoh Leasing Co. Ltd. (Diversified Financials)	433,043
23,600	Riso Kagaku Corp. (Technology Hardware & Equipment)	405,162
24,000	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	276,478
19,000	Round One Corp. (Consumer Services)	138,723
91,000	Ryobi Ltd. (Capital Goods)	367,303
9,200	Ryohin Keikaku Co. Ltd. (Retailing)	436,606
99,000	Sakai Chemical Industry Co. Ltd. (Materials)	388,644
120,000	San-Ai Oil Co. Ltd. (Energy)	520,987
77,000	Sanden Corp. (Automobiles & Components)	264,101
6,100	Sangetsu Co. Ltd. (Consumer Durables & Apparel)	159,548
126,000	Sankyu, Inc. (Transportation)	498,893
36,300	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	304,325
17,000	Sanyo Chemical Industries Ltd. (Materials)	109,934
96,000	Sapporo Hokuyo Holdings, Inc. (Banks)	317,917
98,000	Sasebo Heavy Industries Co. Ltd. (Capital Goods)	146,335
90,000	Seika Corp. (Capital Goods)	222,753
5,900	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	63,990
49,000	Seino Holdings Corp. (Transportation)	367,617
14,900	Seiren Co. Ltd. (Consumer Durables & Apparel)	88,479
16	Sekisui House SI Investment Co. (REIT)	57,962
22,000	Sekisui Jushi Corp. (Capital Goods)	207,517
31,000	Sekisui Plastics Co. Ltd. (Materials)	122,284
40,000	Senko Co. Ltd. (Transportation)	151,667
7,600	Shima Seiki Manufacturing Ltd. (Capital Goods)	141,446
20,200	Shimachu Co. Ltd. (Retailing)	435,676
6,700	Shinko Plantech Co. Ltd. (Energy)	59,513
51,500	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	397,709
81,000	Shinmaywa Industries Ltd. (Capital Goods)	273,848
80,000	Shinsho Corp. (Capital Goods)	184,605
7,600	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	184,766
22,000	Shizuoka Gas Co. Ltd. (Utilities)	132,975
30,300	Sintokogio Ltd. (Capital Goods)	274,214
2,943	SKY Perfect JSAT Holdings, Inc. (Media)	1,430,318
18,500	Sodick Co. Ltd. (Capital Goods)	102,142
33	So-net Entertainment Corp. (Software & Services)	130,803
23,000	SRI Sports Ltd. (Consumer Durables & Apparel)	244,946

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

38,000	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	$372,177
53,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	160,558
1,730	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	69,582
48,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	216,543
36,100	Tachi-S Co. Ltd. Class S (Automobiles & Components)	616,591
64,000	Taihei Kogyo Co. Ltd. (Capital Goods)	343,745
37,000	Takiron Co. Ltd. (Materials)	123,905
29,000	The 77 Bank Ltd. (Banks)	114,229
88,000	The Bank of Nagoya Ltd. (Banks)	278,505
18,400	The Bank of Okinawa Ltd. (Banks)	734,569
11,800	The Chiba Kogyo Bank Ltd. (Banks)*	64,134
28,000	The Hokkoku Bank Ltd. (Banks)	94,305
133,000	The Keiyo Bank Ltd. (Banks)	646,114
4,900	The Musashino Bank Ltd. (Banks)	155,821
21,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	116,655
43,000	The San-In Godo Bank Ltd. (Banks)	312,585
93,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	416,812
190,000	The Toho Bank Ltd. (Banks)	493,370
13,000	The Tokyo Tomin Bank Ltd. (Banks)	151,050
2,500	The Yachiyo Bank Ltd. (Banks)	61,279
100,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	570,819
9,900	TKC Corp. (Software & Services)	192,431
188,000	Toa Corp. (Capital Goods)	331,070
114,000	Toagosei Co. Ltd. (Materials)	509,202
9,600	Tocalo Co. Ltd. (Capital Goods)	194,757
122,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	338,841
1,520	Token Corp. (Consumer Durables & Apparel)	54,640
3,600	Tokyo Ohka Kogyo Co. Ltd. (Materials)	74,808
14,100	Tokyu Livable, Inc. (Real Estate)	126,948
187	Tokyu REIT, Inc. (REIT)	985,487
19	Top REIT, Inc. (REIT)	97,075
40,300	Toppan Forms Co. Ltd. (Commercial & Professional Services)	315,425
50,900	Topre Corp. (Automobiles & Components)	492,917
35,300	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	660,096
203,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	748,070
47,000	Toyo Ink SC Holdings Co. Ltd. (Materials)	186,231
57,000	Toyo Tire & Rubber Co. Ltd. (Automobiles & Components)	138,337
9,600	TS Tech Co. Ltd. (Automobiles & Components)	144,105
63,000	Tsubakimoto Chain Co. (Capital Goods)	323,329
15,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	115,786
4,900	Tsuruha Holdings, Inc. (Food & Staples Retailing)	250,342
71	TV Asahi Corp. (Media)	111,855
28,800	Unipres Corp. (Automobiles & Components)	785,572
4,700	United Arrows Ltd. (Retailing)	91,420
398	United Urban Investment Corp. (REIT)	448,801
23,300	UNY Co. Ltd. (Food & Staples Retailing)	210,183
24,030	Usen Corp. (Media)*	16,291
3,600	Xebio Co. Ltd. (Retailing)	87,169
32,900	Yamatake Corp. (Technology Hardware & Equipment)	727,867
21,000	Yodogawa Steel Works Ltd. (Materials)	83,436
38,500	Yonekyu Corp. (Food, Beverage & Tobacco)	336,377
18,300	Yorozu Corp. (Automobiles & Components)	431,540
79,000	Zeon Corp. (Materials)	727,619

		76,042,627

Luxembourg – 0.1%
138,481	Regus PLC (Commercial & Professional Services)	168,079

Netherlands – 2.0%
31,808	Accell Group NV (Consumer Durables & Apparel)	717,963
27,536	Beter Bed Holding NV (Retailing)	567,269
9,294	BinckBank NV (Diversified Financials)	107,814
54,284	Koninklijke BAM Groep NV (Capital Goods)	225,487
94,854	Koninklijke Wessanen NV (Food, Beverage & Tobacco)	473,494
52,886	Mediq NV (Health Care Equipment & Services)	839,311
42,958	Nieuwe Steen Investments NV (REIT)	636,032
11,145	Nutreco NV (Food, Beverage & Tobacco)	740,465
19,336	Vastned Retail NV (REIT)	976,880
2,828	Wereldhave NV (REIT)	221,361

		5,506,076

New Zealand – 0.4%
206,883	Air New Zealand Ltd. (Transportation)	174,844
256,644	New Zealand Oil & Gas Ltd. (Energy)	144,073
165,589	Sky Network Television Ltd. (Media)	733,065

		1,051,982

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Norway – 1.6%
83,247	Cermaq ASA (Food, Beverage & Tobacco)*	$923,370
304,300	Kvaerner ASA (Energy)*	586,296
25,329	Leroey Seafood Group ASA (Food, Beverage & Tobacco)	391,935
1,651,470	Marine Harvest ASA (Food, Beverage & Tobacco)	736,048
92,835	Norwegian Property ASA (Real Estate)	145,369
27,836	SpareBank 1 SMN (Banks)	221,147
299,000	STX OSV Holdings Ltd. (Capital Goods)	264,578
49,963	TGS Nopec Geophysical Co. ASA (Energy)	1,131,797

		4,400,540

Portugal – 0.4%
125,683	Brisa Auto-Estradas de Portugal SA (Transportation)	427,766
296,012	Mota-Engil SGPS SA (Capital Goods)	421,455
212,077	Sonae (Capital Goods)	152,696

		1,001,917

Singapore – 2.5%
122,000	Ascott Residence Trust (REIT)	101,541
90,000	Banyan Tree Holdings Ltd. (Consumer Services)	56,214
152,000	Cache Logistics Trust (REIT)	119,037
75,255	Cape PLC (Commercial & Professional Services)	582,507
700,000	CapitaCommercial Trust (REIT)	625,325
53,000	CH Offshore Ltd. (Energy)	17,145
242,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	183,230
153,000	CWT Ltd. (Transportation)	126,736
6,000	Elec & Eltek International Co. Ltd. (Technology Hardware & Equipment)	18,181
104,000	First Resources Ltd. (Food, Beverage & Tobacco)	116,440
1,217,400	Fortune Real Estate Investment Trust (REIT)	565,234
350,800	Frasers Commercial Trust (REIT)	219,858
204,000	Gallant Venture Ltd. (Capital Goods)*	47,291
29,000	GuocoLeisure Ltd. (Consumer Services)	13,943
392,000	Hi-P International Ltd. (Technology Hardware & Equipment)	178,181
218,000	Ho Bee Investment Ltd. (Real Estate)	221,268
107,000	Hong Leong Asia Ltd. (Capital Goods)	166,126
19,000	Hotel Properties Ltd. (Consumer Services)	30,366
375,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)*	407,625
51,000	K-Green Trust (Commercial & Professional Services)	36,210
95,000	KS Energy Ltd. (Capital Goods)*	73,848
672,000	Lippo Malls Indonesia Retail Trust (REIT)	276,551
152,000	M1 Ltd. (Telecommunication Services)	296,858
95,160	Mapletree Logistics Trust (REIT)	64,628
722,400	Metro Holdings Ltd. (Retailing)	378,480
76,000	Parkway Life Real Estate Investment Trust (REIT)	108,454
28,000	Sakari Resources Ltd. (Energy)	52,303
86,000	SATS Ltd. (Transportation)	167,563
118,000	Singapore Post Ltd. (Transportation)	96,088
140,000	SMRT Corp. Ltd. (Transportation)	205,005
61,000	Stamford Land Corp. Ltd. (Consumer Services)	27,962
724,000	Starhill Global REIT (REIT)	345,432
101,000	Suntec Real Estate Investment Trust (REIT)	99,242
19,000	Super Group Ltd. (Food, Beverage & Tobacco)	22,603
597,000	Swiber Holdings Ltd. (Energy)*	281,634
183,600	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	224,356
44,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	234,670
12,000	Wheelock Properties Singapore Ltd. (Real Estate)	15,276
125,000	Wing Tai Holdings Ltd. (Real Estate)	126,800

		6,930,211

Spain – 1.5%
42,790	Antena 3 de Television SA (Media)	256,215
84,993	Banco de Valencia SA (Banks)*	103,738
11,809	Baron de Ley SA (Food, Beverage & Tobacco)*	711,328
28,826	Corp. Financiera Alba (Diversified Financials)	1,403,618
3,303	Grupo Catalana Occidente SA (Insurance)	60,872
25,645	NH Hoteles SA (Consumer Services)*	125,494
41,141	Obrascon Huarte Lain SA (Capital Goods)	1,147,132
60,245	Sacyr Vallehermoso SA (Capital Goods)	420,707

		4,229,104

Sweden – 3.8%
6,342	Axfood AB (Food & Staples Retailing)	240,495
44,906	Betsson AB (Consumer Services)*	1,057,117
4,009	Bilia AB Class A (Retailing)	58,353
29,807	Castellum AB (Real Estate)	403,523
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
76,016	East Capital Explorer AB (Diversified Financials)	612,304
185,358	Fabege AB (Real Estate)	1,590,971
55,357	Industrial & Financial Systems Class B (Software & Services)	781,470
45,844	Klovern AB (Real Estate)	191,312
202,706	Kungsleden AB (Real Estate)	1,549,965

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)

9,964	Loomis AB Class B (Commercial & Professional Services)	$137,068
44,267	Lundin Petroleum AB (Energy)*	1,080,328
37,924	Oresund Investment AB (Diversified Financials)	540,017
94,866	Saab AB Class B (Capital Goods)	1,827,219
35,856	Trelleborg AB Class B (Capital Goods)	303,526
46,629	Wallenstam AB Class B (Real Estate)	460,232

		10,833,900

Switzerland – 5.1%
1,299	Acino Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	133,463
670	Banque Cantonale Vaudoise (Registered) (Banks)	346,853
2,659	Charles Voegele Holding AG (Retailing)*	81,865
7,521	Coltene Holding AG (Registered) (Health Care Equipment & Services)*	305,852
5,792	Compagnie Financiere Tradition SA (Diversified Financials)	502,727
1,715	Dufry AG (Registered) (Retailing)*	183,587
2,426	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	1,146,470
1,810	Georg Fischer AG (Registered) (Capital Goods)*	749,996
155	Gurit Holding AG (Materials)*	76,412
6,412	Helvetia Holding AG (Registered) (Insurance)	2,342,816
5,385	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	917,713
250,971	Informa PLC (Media)	1,457,403
6,071	Kardex AG (Registered) (Capital Goods)*	90,988
66,102	Logitech International SA (Registered) (Technology Hardware & Equipment)*(a)	637,994
3,492	Meyer Burger Technology AG (Capital Goods)*(a)	83,586
46,923	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	280,991
125,335	Petroplus Holdings AG (Energy)*	747,612
6,362	PSP Swiss Property AG (Registered) (Real Estate)*	578,816
3,357	Rieter Holding AG (Registered) (Capital Goods)*	698,452
4,972	Schweizerische National-Versicherungs-Gesellschaft (Registered) Class V (Insurance)	174,155
6,693	Swiss Prime Site AG (Registered) (Real Estate)*	547,385
291,912	Swisslog Holding AG (Registered) (Capital Goods)*	238,162
16,369	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,031,907
316	Valiant Holding (Registered) (Banks)	43,746
1,502	Valora Holding AG (Registered) (Retailing)	311,945
10,880	Zehnder Group AG (Capital Goods)	646,295

		14,357,191

United Kingdom – 18.6%
127,010	Aberdeen Asset Management PLC (Diversified Financials)	391,079
171,140	African Barrick Gold PLC (Materials)	1,482,258
153,188	Amlin PLC (Insurance)	706,557
96,757	Anglo Pacific Group PLC (Energy)	418,097
57,132	Ashmore Group PLC (Diversified Financials)	316,461
115,915	Ashtead Group PLC (Capital Goods)	288,443
418,269	Bahamas Petroleum Co. PLC (Energy)*	48,297
697,624	Barratt Developments PLC (Consumer Durables & Apparel)*	993,984
20,548	Bellway PLC (Consumer Durables & Apparel)	233,815
148,927	Berendsen PLC (Commercial & Professional Services)	1,109,567
113,996	Big Yellow Group PLC (REIT)	478,696
38,888	Blinkx PLC (Software & Services)*(a)	93,675
306,877	Bodycote PLC (Capital Goods)	1,388,421
883,261	Cable & Wireless Communications PLC (Telecommunication Services)	513,307
1,236,980	Cable & Wireless Worldwide PLC (Telecommunication Services)	553,508
159,098	Computacenter PLC (Software & Services)	974,906
124,145	Cookson Group PLC (Capital Goods)	954,245
12,340	Croda International PLC (Materials)	346,918
153,073	Dairy Crest Group PLC (Food, Beverage & Tobacco)	848,840
22,122	Dechra Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	174,293
25,396	Derwent London PLC (REIT)	691,263
279,429	Devro PLC (Food, Beverage & Tobacco)	1,103,612
199,794	Diploma PLC (Technology Hardware & Equipment)	1,030,594
147,570	Domino’s Pizza UK & IRL PLC (Consumer Services)	1,082,364
374,952	Drax Group PLC (Utilities)	3,263,980
299,001	DS Smith PLC (Materials)	1,021,526
16,961	Dunelm Group PLC (Retailing)	136,504
506,086	Elementis PLC (Materials)	1,168,307
250,452	EnQuest PLC (Energy)*	433,013
458,040	F&C Asset Management PLC (Diversified Financials)	538,714

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

57,930	Fenner PLC (Capital Goods)	$316,039
5,474	Fidessa Group PLC (Software & Services)	142,876
246,461	Filtrona PLC (Materials)	1,569,681
20,766	Firstgroup PLC (Transportation)	111,216
13,201	Go-Ahead Group PLC (Transportation)	294,178
29,902	Grainger PLC (Real Estate)	40,296
66,074	Great Portland Estates PLC (REIT)	394,995
146,588	Greene King PLC (Consumer Services)	1,056,993
32,176	Greggs PLC (Food, Beverage & Tobacco)	263,967
336,278	Halfords Group PLC (Retailing)	1,763,486
109,109	Hamworthy PLC (Capital Goods)	1,026,303
29,697	Hargreaves Lansdown PLC (Diversified Financials)	238,640
250,105	Heritage Oil PLC (Energy)*	875,378
237,180	Home Retail Group PLC (Retailing)	382,719
31,158	Hunting PLC (Energy)	331,915
348,825	Intermediate Capital Group PLC (Diversified Financials)	1,365,877
239,633	International Personal Finance PLC (Diversified Financials)	1,052,048
193,387	Interserve PLC (Capital Goods)	1,024,891
71,659	JKX Oil & Gas PLC (Energy)	181,140
128,536	John Wood Group PLC (Energy)	1,272,610
113,728	Laird PLC (Technology Hardware & Equipment)	272,086
449,919	Logica PLC (Software & Services)	675,125
211,950	Marston’s PLC (Consumer Services)	329,555
111,811	Mcbride PLC (Household & Personal Products)*	245,100
5,366,928	Mcbride PLC Preference Shares (Household & Personal Products)*	8,629
164,783	Melrose PLC (Capital Goods)	870,303
119,634	Micro Focus International PLC (Software & Services)	647,240
124,913	Misys PLC (Software & Services)*	584,970
24,795	Mitie Group PLC (Commercial & Professional Services)	100,070
67,904	Mondi PLC (Materials)	516,455
108,784	Morgan Crucible Co. PLC (Capital Goods)	493,688
336,628	National Express Group PLC (Transportation)	1,243,428
82,912	Pace PLC (Consumer Durables & Apparel)	105,256
59,355	Paragon Group of Companies PLC (Banks)	154,496
89,134	Persimmon PLC (Consumer Durables & Apparel)	710,812
723,091	Premier Foods PLC (Food, Beverage & Tobacco)*	45,527
18,370	Premier Oil PLC (Energy)*	108,144
463,637	QinetiQ Group PLC (Capital Goods)	868,961
47,831	Restaurant Group PLC (Consumer Services)	230,160
31,119	Rightmove PLC (Media)	651,104
91,191	Robert Wiseman Dairies PLC (Food, Beverage & Tobacco)	422,874
101,376	RPS Group PLC (Commercial & Professional Services)	293,588
18,717	SDL PLC (Software & Services)	197,868
475,570	Senior PLC (Capital Goods)	1,268,038
13,568	SOCO International PLC (Energy)*	71,626
39,540	Spectris PLC (Technology Hardware & Equipment)	807,858
62,458	Stobart Group Ltd. (Transportation)	119,087
20,422	SuperGroup PLC (Retailing)*(a)	204,394
13,528	Tate & Lyle PLC (Food, Beverage & Tobacco)	141,535
415,387	TT electronics PLC (Technology Hardware & Equipment)	1,047,778
12,467	Valiant Petroleum PLC (Energy)*	97,672
251,794	Vectura Group PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	246,964
47,403	WH Smith PLC (Retailing)	416,973
295,914	William Hill PLC (Consumer Services)	1,027,096
16,074	WS Atkins PLC (Commercial & Professional Services)	147,858
101,725	WSP Group PLC (Commercial & Professional Services)	376,119

		52,238,929

TOTAL COMMON STOCKS
(Cost $258,375,590)		$269,573,587

Investment Companies – 0.5%
Australia – 0.5%
266,206	Challenger Infrastructure Fund Class A	$323,013
674,065	Hastings Diversified Utilities Fund	1,145,000

TOTAL INVESTMENT COMPANIES
(Cost $1,443,330)		$1,468,013

Expiration
Units	Description	Month	Value

Warrants* – 0.0%
France – 0.0%
13,992	Mersen (Capital Goods)	11/12	$—

Netherlands – 0.0%
34,444	Nieuwe Steen Investments NV (REIT)	04/13	—

TOTAL WARRANTS
(Cost $0)			$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $259,818,920)			$271,041,600

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 2.9%

Goldman Sachs Financial Square Money Market Fund – FST Shares
8,064,127	0.137%	$8,064,127
(Cost $8,064,127)

TOTAL INVESTMENTS – 99.2%
(Cost $267,883,047)		$279,105,727

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		2,391,299

NET ASSETS – 100.0%		$281,497,026

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

Investment Abbreviations:
IRL	—	Ireland
REIT	—	Real Estate Investment Trust
RSP	—	Risparmio Shares
UK	—	United Kingdom

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

EURO STOXX 50 Index	79	December 2011	$2,610,378	$292,776
FTSE 100 Index	15	December 2011	1,335,803	96,555
Hang Seng Index	1	November 2011	127,336	5,502
MSCI Singapore Index	3	November 2011	155,977	342
SPI 200 Index	5	December 2011	564,364	40,660
TSE TOPIX Index	17	December 2011	1,650,422	9,420

TOTAL				$445,255

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2011

	Structured		Structured
	Emerging	Structured	International
	Markets	International	Small Cap
	Equity Fund	Equity Fund	Fund
Assets:

Investments in unaffiliated issuers, at value (cost $259,077,550, $1,382,733,353 and $259,818,920)(a)	$289,921,522	$1,315,301,754	$271,041,600
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $8,528,341 and $8,064,127)	—	8,528,341	8,064,127
Cash	4,643,131	3,359,053	5,937,788
Foreign currencies, at value (cost $716,562, $28,247,320 and $1,331,476)(b)	723,463	27,793,642	1,330,330
Receivables:
Investments sold	23,679,107	—	7,378,970
Dividends	257,556	5,433,730	800,723
Fund shares sold	101,941	122,658	2,872,468
Reimbursement from investment adviser	85,349	162,775	88,880
Foreign tax reclaims	53,925	925,865	114,789
Securities lending income	—	13,973	11,887
Other assets	402	302,747	685

Total assets	319,466,396	1,361,944,538	297,642,247

Liabilities:

Due to custodian	—	—	116,295
Payables:
Investments purchased	24,333,968	331,774	3,970,696
Fund shares redeemed	4,259,847	2,492,230	3,398,422
Amounts owed to affiliates	250,363	1,132,119	219,958
Foreign capital gains taxes	8,803	—	—
Payable upon return of securities loaned	—	8,528,341	8,064,127
Futures variation margin	—	667,885	207,669
Accrued expenses	289,151	389,794	168,054

Total liabilities	29,142,132	13,542,143	16,145,221

Net Assets:

Paid-in capital	301,205,455	2,796,170,070	292,963,175
Undistributed net investment income	4,438,928	56,948,682	4,579,959
Accumulated net realized loss	(46,259,205)	(1,437,283,385)	(27,737,699)
Net unrealized gain (loss)	30,939,086	(67,432,972)	11,691,591

NET ASSETS	$290,324,264	$1,348,402,395	$281,497,026

Net Assets:
Class A	$17,088,639	$314,225,174	$29,729,121
Class B	—	3,916,400	—
Class C	207,081	3,659,831	855,552
Institutional	273,027,473	1,013,458,228	249,544,798
Service	—	12,981,603	—
Class IR	1,071	44,966	1,367,555
Class R	—	116,193	—

Total Net Assets	$290,324,264	$1,348,402,395	$281,497,026

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,114,334	34,825,914	3,752,964
Class B	—	440,658	—
Class C	25,896	411,820	109,841
Institutional	33,626,175	109,294,909	31,414,825
Service	—	1,430,076	—
Class IR	132	5,015	172,472
Class R	—	13,006	—

Net asset value, offering and redemption price per share:(c)
Class A	$8.08	$9.02	$7.92
Class B	—	8.89	—
Class C	8.00	8.89	7.79
Institutional	8.12	9.27	7.94
Service	—	9.08	—
Class IR	8.11	8.97	7.93
Class R	—	8.93	—

(a)	Includes loaned securities having a market value of $6,658,424 and $7,489,189 for the Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Includes cash on deposit with counterparty of $480,151 for the Structured International Small Cap Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A Shares of the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Fund is $8.55, $9.54, and $8.38, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2011

	Structured		Structured
	Emerging	Structured	International
	Markets	International	Small Cap
	Equity Fund	Equity Fund	Fund

Investment income:

Dividends (net of foreign taxes withheld of $978,032, $7,807,757 and $722,718)	$9,835,966	$77,352,482	$9,087,612
Securities lending income — affiliated issuer	62,188	4,267,046	391,134
Interest	—	37,186	5,588

Total investment income	9,898,154	81,656,714	9,484,334

Expenses:

Management fees	3,557,958	16,406,304	2,513,086
Custody and accounting fees	724,254	723,160	243,778
Transfer Agent fees(a)	200,828	1,540,060	173,928
Distribution and Service fees(a)	102,559	1,286,607	97,079
Professional fees	99,473	131,204	144,324
Printing and mailing costs	21,571	201,944	69,230
Registration fees	58,496	136,838	59,026
Trustee fees	16,851	22,474	16,798
Service share fees — Service Plan	—	50,340	—
Service share fees — Shareholder Administration Plan	—	50,340	—
Other	50,427	67,495	20,345

Total expenses	4,832,417	20,616,766	3,337,594

Less — expense reductions	(921,110)	(1,202,439)	(511,355)

Net expenses	3,911,307	19,414,327	2,826,239

NET INVESTMENT INCOME	5,986,847	62,242,387	6,658,095

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	21,232,662	22,774,832	28,370,052
Securities lending reinvestment vehicle — affiliated issuers	(1,654)	11,226	25,078
Futures contracts	—	(2,229,231)	(496,184)
Foreign currency transactions	(486,775)	2,141,229	47,243
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of a decrease on the foreign capital gains tax liability of $1,224,718, $0 and $0)	(50,202,935)	(293,263,946)	(36,906,239)
Securities lending reinvestment vehicle — affiliated issuers	—	(18,474)	(29,362)
Futures contracts	—	583,344	403,284
Foreign currency translation	44,130	(953,373)	(30,411)

Net realized and unrealized loss	(29,414,572)	(270,954,393)	(8,616,539)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,427,725)	$(208,712,006)	$(1,958,444)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Emerging Markets Equity	$95,828	$—	$6,731	$—	$72,830	$—	$1,279	$126,717	$—	$2	$—
Structured International Equity	1,185,019	55,519	45,461	608	900,620	10,549	8,638	611,936	8,055	31	231
Structured International Small Cap	90,863	—	6,216	—	69,056	—	1,181	103,420	—	271	—

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Emerging Markets Equity Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010

From operations:

Net investment income	$5,986,847	$5,538,188
Net realized gain	20,744,233	43,819,187
Net change in unrealized gain (loss)	(50,158,805)	33,971,194

Net increase (decrease) in net assets resulting from operations	(23,427,725)	83,328,569

Distributions to shareholders:

From net investment income
Class A Shares	(421,339)	(16,351)
Class B Shares	—	—
Class C Shares	(946)	(13,065)
Institutional Shares	(4,706,466)	(5,399,183)
Service Shares	—	—
Class IR Shares(a)	(15)	—
Class R Shares	—	—

Total distributions to shareholders	(5,128,766)	(5,428,599)

From share transactions:

Proceeds from sales of shares	135,323,028	249,504,907
Reinvestment of distributions	5,113,905	5,421,448
Cost of shares redeemed	(238,922,516)	(231,539,943	)(b)

Net increase (decrease) in net assets resulting from share transactions	(98,485,583)	23,386,412

TOTAL INCREASE (DECREASE)	(127,042,074)	101,286,382

Net assets:

Beginning of year	417,366,338	316,079,956

End of year	$290,324,264	$417,366,338

Undistributed net investment income	$4,438,928	$4,525,196

(a)	Commenced operations on August 31, 2010 for Structured Emerging Markets Equity and Structured International Small Cap Funds.
(b)	Net of $1,418, $33,691 and $406 of redemption fees remitted to the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured International Equity Fund			Structured International Small Cap Fund
For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal
Year Ended	Year Ended		Year Ended	Year Ended
October 31, 2011	October 31, 2010		October 31, 2011	October 31, 2010

$62,242,387	$47,361,490		$6,658,095	$5,392,436
22,698,056	129,937,192		27,946,189	15,285,836
(293,652,449)	14,443,663		(36,562,728)	25,047,053

(208,712,006)	191,742,345		(1,958,444)	45,725,325

(10,415,892)	(14,388,772)		(979,815)	(821,629)
(80,045)	(115,271)		—	—
(62,677)	(81,955)		(4,949)	(974)
(41,363,992)	(43,806,526)		(7,713,278)	(5,170,331)
(426,025)	(656,238)		—	—
(174)	(171)		(38)	—
(4,837)	(3,438)		—	—

(52,353,642)	(59,052,371)		(8,698,080)	(5,992,934)

443,716,127	811,833,070		114,946,606	52,942,647
49,349,847	54,890,842		8,679,577	5,880,185
(1,268,110,378)	(1,084,743,743	)(b)	(102,105,515)	(72,049,383	)(b)

(775,044,404)	(218,019,831)		21,520,668	(13,226,551)

(1,036,110,052)	(85,329,857)		10,864,144	26,505,840

2,384,512,447	2,469,842,304		270,632,882	244,127,042

$1,348,402,395	$2,384,512,447		$281,497,026	$270,632,882

$56,948,682	$42,029,073		$4,579,959	$4,647,098

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$8.91	$0.11		$(0.87)	$(0.76)	$(0.07)	$—	$(0.07)
2011 - C	8.82	—	(c)	(0.81)	(0.81)	(0.01)	—	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)	—	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)	—	(0.12)

2010 - A	7.14	0.08		1.76	1.84	(0.07)	—	(0.07)
2010 - C	7.11	—	(c)	1.77	1.77	(0.06)	—	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)	—	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—	—	—

2009 - A	4.45	0.12	(e)	2.61	2.73	(0.04)	—	(0.04)
2009 - C	4.41	0.07	(e)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(e)	2.62	2.75	(0.05)	—	(0.05)

2008 - A	11.04	0.15	(f)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(f)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(f)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (Commenced October 5, 2007)	10.00	—	(c)	1.03	1.03	—	—	—
2007 - Institutional (Commenced October 5, 2007)	10.00	—	(c)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$8.08	(8.58)%	$17,089	1.45%		1.71%		1.17%		200%
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200

8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(d)	1.45	(d)	0.51	(d)	214

7.14	61.83	2,694	1.45		1.76		2.04	(e)	182
7.11	61.28	1,426	2.20		2.51		1.13	(e)	182
7.17	62.25	311,960	1.05		1.36		2.38	(e)	182

4.45	(59.22)	345	1.45		1.89		1.92	(f)	190
4.41	(59.48)	43	2.20		2.64		1.24	(f)	190
4.47	(59.01)	156,248	1.05		1.49		2.28	(f)	190

11.04	10.40	157	1.45	(d)	2.79	(d)	0.77	(d)	16
11.03	10.30	11	2.20	(d)	3.54	(d)	(0.60	)(d)	16
11.04	10.40	97,302	1.05	(d)	2.39	(d)	0.58	(d)	16

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$10.21	$0.28	$(1.26)	$(0.98)	$(0.21)	$—	$(0.21)
2011 - B	10.06	0.19	(1.23)	(1.04)	(0.13)	—	(0.13)
2011 - C	10.06	0.19	(1.23)	(1.04)	(0.13)	—	(0.13)
2011 - Institutional	10.49	0.33	(1.30)	(0.97)	(0.25)	—	(0.25)
2011 - Service	10.27	0.27	(1.27)	(1.00)	(0.19)	—	(0.19)
2011 - IR	10.15	0.23	(1.18)	(0.95)	(0.23)	—	(0.23)
2011 - R	10.12	0.19	(1.18)	(0.99)	(0.20)	—	(0.20)

2010 - A	9.61	0.18	0.63	0.81	(0.21)	—	(0.21)
2010 - B	9.47	0.11	0.62	0.73	(0.14)	—	(0.14)
2010 - C	9.47	0.10	0.63	0.73	(0.14)	—	(0.14)
2010 - Institutional	9.86	0.22	0.66	0.88	(0.25)	—	(0.25)
2010 - Service	9.67	0.16	0.65	0.81	(0.21)	—	(0.21)
2010 - IR	9.56	0.20	0.63	0.83	(0.24)	—	(0.24)
2010 - R	9.55	0.15	0.63	0.78	(0.21)	—	(0.21)

2009 - A	8.06	0.17	1.77	1.94	(0.39)	—	(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR (Commenced November 30, 2007)	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R (Commenced November 30, 2007)	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.02	(9.87)%	$314,225	1.25%		1.31%		2.74%		101%
8.89	(10.52)	3,916	2.00		2.06		1.93		101
8.89	(10.50)	3,660	2.00		2.06		1.94		101
9.27	(9.52)	1,013,458	0.85		0.91		3.18		101
9.08	(9.91)	12,982	1.35		1.41		2.60		101
8.97	(9.58)	45	1.00		1.06		2.53		101
8.93	(9.99)	116	1.50		1.56		1.87		101

10.21	8.59	530,086	1.25		1.29		1.89		111
10.06	7.83	6,563	2.00		2.04		1.13		111
10.06	7.78	5,023	2.00		2.04		1.12		111
10.49	9.05	1,819,375	0.85		0.89		2.24		111
10.27	8.49	23,267	1.35		1.39		1.68		111
10.15	8.77	8	1.00		1.04		2.13		111
10.12	8.30	192	1.50		1.54		1.59		111

9.61	25.56	656,289	1.25		1.32		2.17		167
9.47	24.49	7,620	2.00		2.07		1.50		167
9.47	24.68	5,622	2.00		2.07		1.52		167
9.86	26.03	1,770,267	0.85		0.92		2.55		167
9.67	25.46	29,882	1.35		1.42		1.96		167
9.56	25.94	7	1.00		1.07		2.51		167
9.55	25.32	155	1.50		1.57		0.95		167

8.06	(31.64)	623,459	1.20	(c)	1.28	(c)	1.76	(c)	25
7.91	(31.69)	8,149	1.95	(c)	2.03	(c)	1.00	(c)	25
7.90	(31.66)	6,116	1.95	(c)	2.03	(c)	1.00	(c)	25
8.29	(31.54)	1,560,672	0.80	(c)	0.88	(c)	2.20	(c)	25
8.08	(31.58)	22,994	1.30	(c)	1.38	(c)	1.68	(c)	25
8.04	(31.57)	5	0.95	(c)	1.03	(c)	1.98	(c)	25
8.01	(31.66)	5	1.45	(c)	1.53	(c)	1.47	(c)	25

11.79	(16.33)	1,031,252	1.20		1.25		3.70		161
11.58	(16.99)	13,280	1.95		2.00		2.93		161
11.56	(16.99)	9,875	1.95		2.00		2.97		161
12.11	(15.99)	2,676,502	0.80		0.85		4.13		161
11.81	(16.50)	49,411	1.30		1.35		3.54		161
11.75	(19.67)	8	0.95	(c)	1.00	(c)	3.02	(c)	161
11.72	(19.92)	8	1.45	(c)	1.50	(c)	2.55	(c)	161

15.90	19.12	1,495,073	1.22		1.26		1.96		56
15.67	18.28	19,124	1.97		2.01		0.98		56
15.64	18.21	13,961	1.97		2.01		0.98		56
16.28	19.63	3,255,644	0.82		0.86		2.38		56
15.93	19.11	55,340	1.32		1.36		1.67		56

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$8.20	$0.17		$(0.21)	$(0.04)	$(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)

2010 - A	7.03	0.12	(c)	1.21	1.33	(0.16)
2010 - C	6.95	0.09	(c)	1.17	1.26	(0.13)
2010 - Institutional	7.04	0.16	(c)	1.19	1.35	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(c)	1.18	1.21	—

2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)

2008 - A	10.46	0.20	(e)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(e)	(5.68)	(5.55)	— (f)
2008 - Institutional	10.47	0.23	(e)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (Commenced September 28, 2007)	10.00	—	(f)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(f)	Amount is less than $0.005 per share.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$7.92	(0.68)%	$29,729	1.30%		1.47%		1.95%		79%
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79

8.20	19.36	34,154	1.30		1.50		1.71	(c)	113
8.08	18.50	213	2.05		2.25		1.24	(c)	113
8.21	19.67	236,265	0.90		1.10		2.18	(c)	113
8.21	17.29	1	1.05	(d)	1.25	(d)	2.49	(c)(d)	113

7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209

4.94	(52.55)	18,763	1.30		1.70		2.39	(e)	117
4.91	(52.94)	21	2.05		2.45		1.70	(e)	117
4.96	(52.37)	67,625	0.90		1.30		2.83	(e)	117

10.46	4.60	43,572	1.30	(d)	1.90	(d)	(0.58	)(d)	4
10.46	4.60	10	2.05	(d)	2.65	(d)	(1.06	)(d)	4
10.47	4.70	143,817	0.90	(d)	1.50	(d)	0.09	(d)	4

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
October 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Structured Emerging Markets Equity and Structured International Small Cap	A, C, Institutional and IR	Diversified

Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily, net of unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service fees. Non-class specific expenses directly incurred by a fund are charged to that fund, while such expenses incurred by the Trust are allocated across the respective funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Redemption Fees — Prior to October 1, 2010, all classes of the Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. Changes in the value of other assets and liabilities as a result of fluctuations in

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions. The effect of changes in foreign currency exchange rates on investments are included within net realized and unrealized gain (loss) on investments.

G. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of October 31, 2011:

STRUCTURED EMERGING MARKETS EQUITY FUND
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$69,396,295	$220,525,227	(a)	$—

STRUCTURED INTERNATIONAL EQUITY FUND
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$53,125,570	$1,262,176,184	(a)	$—
Securities Lending Reinvestment Vehicle	8,528,341	—		—

Total	$61,653,911	$1,262,176,184		$—

Derivative Type

Assets
Futures Contracts(b)	$493,497	$—		$—

STRUCTURED INTERNATIONAL SMALL CAP FUND
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$—	$271,041,600	(a)	$—
Securities Lending Reinvestment Vehicle	8,064,127	—		—

Total	$8,064,127	$271,041,600		$—

Derivative Type

Assets
Futures Contracts(b)	$445,255	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (‘‘OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

4. INVESTMENTS IN DERIVATIVES (continued)

its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended October 31, 2011, the Structured International Equity and Structured International Small Cap Funds entered into futures contracts. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of October 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets and
Fund	Risk	Liabilities Location	Assets(a)
Structured International Equity	Equity	Receivable for futures variation margin	$493,497

Structured International Small Cap	Equity	Receivable for futures variation margin	445,255

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Structured International Equity	Equity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$(2,229,231)	$583,344	700

Structured International Small Cap	Equity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	(496,184)	403,284	126

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2011, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Structured Emerging Markets Equity	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.81

Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended October 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Structured Emerging Markets Equity	$4,300	N/A	$—

Structured International Equity	33,300	$—	—

Structured International Small Cap	3,200	N/A	100

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds are 0.014%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2011, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

		Other	Total
	Custody Fee	Expense	Expense
Fund	Credits	Reimbursement	Reductions

Structured Emerging Markets Equity	$— (a)	$921	$921

Structured International Equity	1	1,201	1,202

Structured International Small Cap	1	510	511

(a)	Amount rounds to less than $500.

As of October 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Structured Emerging Markets Equity	$235	$4	$11	$250

Structured International Equity	959	83	90	1,132

Structured International Small Cap	200	7	13	220

G. Line of Credit Facility — As of October 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2011, Goldman Sachs earned approximately $85,100 and $100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured International Equity and Structured International Small Cap Funds, respectively.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2011, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of the total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Equity Growth	Growth Strategy	Growth and Income	Satellite Strategies	Tax-Advantaged
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio	Portfolio	Global Equity Portfolio

Structured Emerging Markets Equity	—%	—%	7%	—%	15%	5%

Structured International Equity	—	10	19	16	—	—

Structured International Small Cap	5	5	12	13	19	—

As of October 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class IR Shares of the Structured Emerging Markets Equity Fund, and approximately 15% and 6% of the Class IR and Class R Shares of the Structured International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Structured Emerging Markets Equity	$707,451,371	$804,039,526

Structured International Equity	2,009,900,778	2,760,917,034

Structured International Small Cap	244,518,172	228,307,647

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
Effective December 29, 2010, the Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund. Prior to December 29, 2010, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and managed by GSAM, for which GSAM received an investment advisory fee of up to 0.10% on

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

7. SECURITIES LENDING (continued)

an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2011, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2011		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	October 31, 2011

Structured Emerging Markets Equity	$6,903	$3,712	$—

Structured International Equity	474,084	186,661	645,000

Structured International Small Cap	43,345	38,132	1,343,497

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the period from November 1, 2010 to December 28, 2010 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held
Fund	of Period	Bought	Sold	End of Period

Structured Emerging Markets Equity	616	11,152	(11,768)	$—

Structured International Equity	24,192	95,083	(119,275)	—

Structured International Small Cap	9,930	7,640	(17,570)	—

The following table provides information about the Funds’ investment in the Money Market Fund for the period from December 29, 2010 to October 31, 2011 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at
Fund	of Period	Bought	Sold	End of Period	End of Period

Structured Emerging Markets Equity	—	75,134	(75,134)	—	$—

Structured International Equity	—	1,030,879	(1,022,351)	8,528	8,528

Structured International Small Cap	—	74,763	(66,699)	8,064	8,064

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2011, was as follows:

	Structured Emerging	Structured	Structured International
	Markets Equity	International Equity	Small Cap

Distributions paid from:
Ordinary income	$5,128,766	$52,353,642	$8,698,080

The tax character of distributions paid during the fiscal year ended October 31, 2010, was as follows:

	Structured Emerging	Structured	Structured International
	Markets Equity	International Equity	Small Cap

Distributions paid from:
Ordinary income	$5,428,599	$59,052,371	$5,992,934

As of October 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Structured Emerging	Structured	Structured International
	Markets Equity	International Equity	Small Cap

Undistributed ordinary income — net	$4,506,578	$58,126,486	$6,750,326

Capital loss carryforward:(1)
Expiring 2016	$—	$(455,911,785)	$(5,458,844)
Expiring 2017	(38,211,138)	(940,883,655)	(21,285,839)
Expiring 2019	—	(5,134,101)	—

Total capital loss carryforward	$(38,211,138)	$(1,401,929,541)	$(26,744,683)

Unrealized gains (losses) — net	22,823,369	(103,964,620)	8,528,208

Total accumulated losses — net	$(10,881,191)	$(1,447,767,675)	$(11,466,149)

(1)	Expiration occurs on October 31 of the year indicated. The Structured Emerging Markets Equity and Structured International Small Cap Funds utilized $23,375,042 and $25,480,160, respectively, of capital losses in the current fiscal year.

As of October 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Structured Emerging	Structured	Structured International
	Markets Equity	International Equity	Small Cap

Tax cost	$267,139,391	$1,426,437,928	$270,932,709

Gross unrealized gain	38,654,684	67,063,765	34,593,303
Gross unrealized loss	(15,872,553)	(170,911,523)	(26,420,285)

Net unrealized security gain (loss)	22,782,131	(103,847,758)	8,173,018

Net unrealized gain (loss) on other investments	41,238	(116,862)	355,190

Net unrealized gain (loss)	$22,823,369	$(103,964,620)	$8,528,208

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of passive foreign investment company investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

8. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, realized capital gains taxes and regulatory settlements.

		Accumulated Net	Undistributed Net
Fund	Paid-in Capital	Realized Gain (Loss)	Investment Income (Loss)

Structured Emerging Markets Equity	$—	$944,349	$(944,349)

Structured International Equity	(46,885)	(4,983,979)	5,030,864

Structured International Small Cap	—	(1,972,846)	1,972,846

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

9. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured Emerging Markets Equity Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	798,278	$7,208,905	11,327,999	$91,162,685
Reinvestment of distributions	46,464	420,501	2,073	16,168
Shares redeemed	(4,571,789)	(41,124,003)	(5,866,141)	(46,837,170)

	(3,727,047)	(33,494,597)	5,463,931	44,341,683

Class C Shares
Shares sold	15,312	133,070	14,845	116,072
Reinvestment of distributions	36	324	808	6,276
Shares redeemed	(134,742)	(1,183,758)	(70,770)	(538,020)

	(119,394)	(1,050,364)	(55,117)	(415,672)

Institutional Shares
Shares sold	14,892,939	127,981,053	20,317,640	158,225,150
Reinvestment of distributions	517,427	4,693,065	690,410	5,399,004
Shares redeemed	(22,425,792)	(196,614,755)	(23,847,433)	(184,164,753)

	(7,015,426)	(63,940,637)	(2,839,383)	(20,540,599)

Class IR Shares(a)
Shares sold	—	—	130	1,000
Reinvestment of distributions	2	15	—	—

	2	15	130	1,000

NET INCREASE (DECREASE)	(10,861,865)	$(98,485,583)	2,569,561	$23,386,412

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,348,906	$118,600,647	18,182,878	$176,641,298
Shares converted from Class B(a)	17,113	168,197	28,849	270,068
Reinvestment of distributions	964,449	9,808,446	1,284,421	12,458,885
Shares redeemed	(29,431,194)	(286,605,407)	(35,862,234)	(341,328,780)

	(17,100,726)	(158,028,117)	(16,366,086)	(151,958,529)

Class B Shares
Shares sold	17,244	175,947	37,289	358,831
Shares converted to Class A(a)	(17,299)	(168,197)	(29,180)	(270,068)
Reinvestment of distributions	7,550	76,184	11,526	110,766
Shares redeemed	(219,476)	(2,142,846)	(171,534)	(1,598,714)

	(211,981)	(2,058,912)	(151,899)	(1,399,185)

Class C Shares
Shares sold	31,151	319,060	45,815	436,480
Reinvestment of distributions	5,055	51,002	6,889	66,270
Shares redeemed	(123,732)	(1,237,836)	(147,026)	(1,380,407)

	(87,526)	(867,774)	(94,322)	(877,657)

Institutional Shares
Shares sold	30,185,328	320,568,985	64,702,851	627,486,099
Reinvestment of distributions	3,764,641	39,227,558	4,226,939	41,973,509
Shares redeemed	(98,134,898)	(965,873,711)	(74,970,951)	(725,548,538)

	(64,184,929)	(606,077,168)	(6,041,161)	(56,088,930)

Service Shares
Shares sold	376,099	3,801,122	711,996	6,886,587
Reinvestment of distributions	17,739	181,647	28,464	277,803
Shares redeemed	(1,229,483)	(11,963,533)	(1,565,155)	(14,884,985)

	(835,645)	(7,980,764)	(824,695)	(7,720,595)

Class IR Shares
Shares sold	8,327	76,873	3	26
Reinvestment of distributions	17	174	18	171
Shares redeemed	(4,071)	(36,445)	(3)	(24)

	4,273	40,602	18	173

Class R Shares
Shares sold	17,539	173,493	2,656	23,749
Reinvestment of distributions	480	4,836	357	3,438
Shares redeemed	(23,987)	(250,600)	(236)	(2,295)

	(5,968)	(72,271)	2,777	24,892

NET DECREASE	(82,422,502)	$(775,044,404)	(23,475,368)	$(218,019,831)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,513,380	$13,008,314	1,122,338	$8,189,624
Reinvestment of distributions	114,710	964,710	117,322	811,868
Shares redeemed	(2,042,413)	(17,522,649)	(2,235,926)	(16,149,624)

	(414,323)	(3,549,625)	(996,266)	(7,148,132)

Class C Shares
Shares sold	117,634	1,023,252	28,010	200,029
Reinvestment of distributions	508	4,225	74	505
Shares redeemed	(34,703)	(293,332)	(7,471)	(52,653)

	83,439	734,145	20,613	147,881

Institutional Shares
Shares sold	11,493,128	99,513,045	6,326,392	44,551,994
Reinvestment of distributions	917,929	7,710,604	733,403	5,067,812
Shares redeemed	(9,759,436)	(84,289,534)	(7,797,953)	(55,847,106)

	2,651,621	22,934,115	(738,158)	(6,227,300)

Class IR Shares(a)
Shares sold	172,325	1,401,995	143	1,000
Reinvestment of distributions	4	38	—	—

	172,329	1,402,033	143	1,000

NET INCREASE (DECREASE)	2,493,066	$21,520,668	(1,713,668)	$(13,226,551)

(a)	Commenced operations on August 31, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Structured International Equity Fund and Goldman Sachs Structured International Small Cap Fund (collectively the “Structured International Equity Funds”), funds of Goldman Sachs Trust, at October 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2011

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	5/01/11	10/31/11		10/31/11*	5/01/11	10/31/11		10/31/11*	5/01/11	10/31/11		10/31/11*
Class A
Actual	$1,000	$828.70		$6.73	$1,000	$804.60		$5.73	$1,000	$834.60		$6.01
Hypothetical 5% return	1,000	1,017.85	+	7.43	1,000	1,018.85	+	6.41	1,000	1,018.65	+	6.61

Class B
Actual	N/A	N/A		N/A	1,000	802.30		9.13	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,015.07	+	10.21	N/A	N/A		N/A

Class C
Actual	1,000	825.60		10.17	1,000	802.30		9.13	1,000	832.30		9.47
Hypothetical 5% return	1,000	1,014.06	+	11.22	1,000	1,015.07	+	10.21	1,000	1,014.87	+	10.41

Institutional
Actual	1,000	830.30		4.89	1,000	806.10		3.92	1,000	836.70		4.17
Hypothetical 5% return	1,000	1,019.86	+	5.40	1,000	1,020.87	+	4.38	1,000	1,020.67	+	4.58

Service
Actual	N/A	N/A		N/A	1,000	805.00		6.19	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.35	+	6.92	N/A	N/A		N/A

Class IR
Actual	1,000	829.20		4.80	1,000	805.90		4.64	1,000	836.50		4.86
Hypothetical 5% return	1,000	1,019.96	+	5.30	1,000	1,020.06	+	5.19	1,000	1,019.91	+	5.35

Class R
Actual	N/A	N/A		N/A	1,000	803.80		6.87	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.59	+	7.68	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Structured Emerging Markets Equity	1.45%	N/A	2.20%	1.05%	N/A	1.20%	N/A
Structured International Equity	1.25	2.00%	2.00	0.85	1.35%	1.00	1.50%
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	1.05	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense rations and an assumed rate of return of 5% per year before taxes.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured Emerging Markets Equity, Goldman Sachs Structured International Equity and Goldman Sachs Structured International Small Cap Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured International Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Structured Emerging Markets Equity and Structured International Small Cap Funds each ranked in the top half of their respective peer groups and outperformed their respective benchmark indices. They also noted that the Structured International Equity Fund had ranked in the bottom half of its peer group and underperformed its benchmark index during the one-year period ended May 31, 2011, and that its performance was in the bottom half of its peer group for multiple time periods of greater than one year. The Independent Trustees also noted that in response to market turmoil in 2009, the Investment Adviser had implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Funds (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel, and that the changes seemed to have had a positive effect on performance. They recognized that despite some recent turnover in senior personnel on the QIS team, the team was dedicated to both retaining talent and attracting high quality new talent. The Independent Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a four-year (five-year, in the case of Structured International Equity Fund) history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Structured	Structured	Structured
	Emerging	International	International
	Markets Equity	Equity	Small Cap
	Fund	Fund	Fund

First $1 billion	1.00%	0.85%	0.85%
Next $1 billion	1.00	0.77	0.85
Next $3 billion	0.90	0.73	0.77
Next $3 billion	0.86	0.72	0.73
Over $8 billion	0.84	0.71	0.72

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the Structured International Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	102	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	102	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	102	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of October 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2011, the Trust consisted of 88 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured International Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2011, the total amount of income received by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds from sources within foreign countries and possessions of the United States was $0.1513, $0.1380, and $0.1521 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds were 93.17%, 50.49%, and 56.63%, respectively, from foreign sources. The total amount of taxes paid by the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds to such countries was $0.0502, $0.0128, and $0.0088 per share, respectively.

For the fiscal year ended October 31, 2011, 75.15%, 57.36%, and 39.73% of the dividends paid from net investment company taxable income by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown are as of October 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).
© 2011 Goldman Sachs. All rights reserved. 64988.MF.MED.TMPL/12/2011 STINTAR11 / 30.3K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,012	$1,967,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$112,017	Other attest services.

Tax Fees:

• PwC	$764,696	$773,417	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,312,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2011 and October 31, 2010 were approximately $800,696 and $885,434 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2011